UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant	[X]
Filed by a Party other than the Registrant	[ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12

MISONIX, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.
[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

You are cordially invited to attend the Annual Meeting of Stockholders of Misonix, Inc., a Delaware corporation.

Date & Time:	Tuesday, June 23, 2021 at 9:00 A.M., local time

Location:	Misonix’s corporate offices, located at 1938 New Highway, Farmingdale, NY 11735*

Record Date:	Misonix stockholders of record on the books of the Company at the close of business on May 12, 2021, the record date, are entitled to notice of, and to vote at, the Annual Meeting or at any postponement or adjournment thereof.

Mail Date:	We intend to mail the Notice Regarding the Availability of Proxy Materials, or the proxy statement and proxy card, as applicable, on or about May 14, 2021 to our stockholders of record on the record date.

Agenda:	1.	To elect the five directors named in the proxy statement to serve until our 2022 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified or until their earlier death, resignation or removal;

	2.	To hold a non-binding advisory vote on the compensation of our named executive officers;

	3.	To consider and vote upon approval of the Misonix, Inc. Employee Stock Purchase Plan;

	4.	To ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2021; and

	5.	To consider and act upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Voting:	Whether or not you plan to attend the Annual Meeting in person, it is important that your shares be represented and voted. Please vote your shares either electronically over the Internet or by telephone, or if you receive a paper proxy card by mail, by completing and returning the proxy card mailed to you. Voting instructions are provided in the accompanying proxy statement and in the Notice of Internet Availability of Proxy Materials. By submitting your proxy promptly, you will save us the expense of further proxy solicitation. We encourage you to submit your proxy as soon as possible by Internet, by telephone or by signing, dating and returning all proxy cards or instruction forms provided to you.

* As part of our precautions regarding the novel coronavirus or COVID-19, we are planning for the possibility that the meeting may be held solely by means of remote communications. If we take this step, we will announce the decision to do so in advance, and details on how to participate, including details on how to inspect a list of stockholders of record, will be posted on our website at www.misonix.com and filed with the SEC as proxy material.

By Order of the Board of Directors,
Joseph P. Dwyer
Secretary

Important Notice Regarding Internet Availability of Proxy
Materials for the Annual Meeting of Stockholders to Be Held on June 23, 2021:

The proxy materials for the Annual Meeting, including the Annual Report and the Proxy Statement, are available at http://www.cstproxy.com/misonix/2021

-i-

1938 New Highway
Farmingdale, New York 11735

PROXY STATEMENT
for the
ANNUAL MEETING OF STOCKHOLDERS
to be held on Wednesday, June 23, 2021*

The 2021 Annual Meeting of Stockholders of Misonix, Inc., sometimes referred to as the “Company,” “we,” “our,” or “us,” will be held at 9:00 a.m. on Tuesday, June 23, 2021, at our corporate offices, located at 1938 New Highway, Farmingdale, NY 11735.

We currently intend to hold our annual meeting in person. However, as part of our precautions regarding the novel coronavirus or COVID-19, we are planning for the possibility that the meeting may be held solely by means of remote communications. If we take this step, we will announce the decision to do so in advance, and details on how to participate will be posted on our website at www.misonix.com and filed with the SEC as proxy material.

This proxy statement and accompanying form of proxy are being furnished to you as a stockholder of the Company and the form of proxy is being solicited by and on behalf of our Board of Directors, referred to as our Board, for use at the 2021 annual meeting of our stockholders, or the Annual Meeting, and at any adjournments or postponements thereof. The approximate date on which this proxy statement and the enclosed form of proxy are being first mailed to stockholders is May 14, 2021.

What Are You Voting On?

You will be entitled to vote on the following proposals at the Annual Meeting:

●	Proposal 1: The election of the five directors nominated by the Board and named in this proxy statement to serve until the Company’s 2022 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified;

●	Proposal 2: The non-binding advisory vote on the compensation of our named executive officers;

●	Proposal 3: Approval of the Misonix, Inc. Employee Stock Purchase Plan;

●	Proposal 4: The ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2021; and

●	Proposal 5: Any other business that properly comes before the Annual Meeting or any adjournment or postponement thereof.

Who Can Vote

The Board has set May 12, 2021 as the record date for the Annual Meeting. You are entitled to notice and to vote if you were a stockholder of record of our Common Stock, $0.0001 par value per share, or Common Stock, as of the close of business on the record date. You are entitled to one vote on each proposal for each share of Common Stock you held on the record date. Your shares may be voted at the Annual Meeting only if you are present in person or your shares are represented by a valid proxy.

1

Shares Outstanding and Quorum

At the close of business on the record date there were 17,406,845 shares of our Common Stock outstanding and entitled to vote at the Annual Meeting. The presence of the holders of a majority of the outstanding shares of our Common Stock entitled to vote constitutes a quorum, which is required to hold and conduct business at the Annual Meeting. Shares are counted as present at the Annual Meeting if:

●	You are present in person at the Annual Meeting; or

●	Your shares are represented by a properly authorized and submitted proxy (submitted by mail, by telephone or over the Internet).

If you are a record holder and you submit your proxy, regardless of whether you abstain from voting on one or more matters, your shares will be counted as present at the Annual Meeting for the purpose of determining a quorum. If your shares are held in “street name,” your shares are counted as present for purposes of determining a quorum if your broker, bank, trust or other nominee submits a proxy covering your shares. Your broker, bank, trust or other nominee is entitled to submit a proxy covering your shares as to certain “routine” matters, even if you have not instructed your broker, bank, trust or other nominee on how to vote on those matters. Please see the subsection “If You Do Not Specify How You Want Your Shares Voted” below. In the absence of a quorum, the Annual Meeting may be adjourned, from time to time, by the chairman of the meeting or by the vote of the holders of a majority of the shares represented thereat, but no other business may be transacted at such meeting.

How to Vote Your Shares

You may vote by attending the Annual Meeting and voting in person or by submitting a proxy. The method of voting by proxy differs (1) depending on whether you are viewing this proxy statement on the Internet or receiving a paper copy and (2) for shares held as a record holder and shares held in “street name.”

If your shares are registered directly in your name in the records of the Company’s transfer agent, you are considered the stockholder of record with respect to those shares.

If your shares are held in a stock brokerage account or by a bank, trust or other nominee, then the broker, bank, trust or other nominee is considered to be the stockholder of record with respect to those shares. However, you are still considered to be the beneficial owner of those shares, and your shares are said to be held in “street name.” Street name holders generally cannot submit a proxy or vote their shares directly and must instead instruct the broker, bank, trust or other nominee how to vote their shares using the methods described below.

Shares Held as a Record Holder. If you hold your shares of Common Stock as a record holder and you are viewing this proxy statement on the Internet, you may submit a proxy over the Internet by following the instructions on the website referred to in the Notice previously mailed to you. You may request paper copies of the proxy statement and proxy card by following the instructions in the Notice. If you hold your shares of Common Stock as a record holder and you are reviewing a paper copy of this proxy statement, you may submit a proxy over the Internet or by telephone by following the instructions on the proxy card, or by completing, dating and signing the proxy card that was included with this proxy statement and promptly returning it in the pre-addressed, postage-paid envelope provided to you.

Shares Held in Street Name. If you hold your shares of Common Stock in street name, you will receive a notice from your broker, bank, trust or other nominee that includes instructions on how to vote your shares. Your broker, bank, trust or other nominee may allow you to deliver your voting instructions over the Internet and may also permit you to submit your voting instructions by telephone. In addition, you may request paper copies of this proxy statement and accompanying proxy card from your broker by following the instructions on the notice provided by your broker, bank, trust or other nominee.

The Internet and telephone voting facilities will close at 5:00 P.M., Eastern Time, on June 22, 2021. Stockholders who submit a proxy through the Internet or by telephone should be aware that they may incur costs to access the Internet or telephone, such as usage charges from telephone companies or Internet service providers and that these costs must be borne by the stockholder. Stockholders who submit a proxy by Internet or telephone by 5:00 P.M., Eastern Time, on June 22, 2021 need not return a proxy card or the form forwarded by your broker, bank, trust or other holder of record by mail.

YOUR VOTE IS VERY IMPORTANT

Whether or not you plan to attend the Annual Meeting, please vote as promptly as possible in order to ensure that your shares are represented at the Annual Meeting

2

Voting in Person

If you plan to attend the Annual Meeting and wish to vote in person, you may request a ballot at the Annual Meeting. Please note that if your shares are held of record by a broker, bank, trust or other nominee, and you decide to attend and vote at the Annual Meeting, your vote in person at the Annual Meeting will not be effective unless you present a legal proxy, issued in your name from the record holder (your broker, bank, trust or other nominee). Even if you intend to attend the Annual Meeting, we encourage you to submit your proxy in advance of the Annual Meeting.

Changing Your Vote

As a stockholder of record, if you submit a proxy, you may revoke that proxy at any time before it is voted at the Annual Meeting. Stockholders of record may revoke a proxy by (i) delivering a written notice of revocation to the attention of the Secretary of the Company at our principal executive offices at 1938 New Highway, Farmingdale, NY 11735, (ii) duly submitting a later-dated proxy by mail that is received prior to the Annual Meeting or over the Internet, or by telephone by 5:00 P.M., Eastern Time, on June 22, 2021, or (iii) attending the Annual Meeting in person and voting in person. Attendance at the Annual Meeting will not, by itself, revoke a proxy. If your shares are held in the name of a broker, bank, trust or other nominee, you may change your voting instructions by following the instructions of your broker, bank, trust or other nominee.

If You Receive More Than One Proxy Card or Notice

If you receive more than one proxy card or notice, it means you hold shares that are registered in more than one account. To ensure that all of your shares are voted, sign and return each proxy card or, if you submit a proxy by telephone or the Internet, submit one proxy for each proxy card or notice you receive.

How Will Your Shares Be Voted

Stockholders of record as of the close of business on May 12, 2021 are entitled to one vote for each share of our Common Stock held on all matters to be voted upon at the Annual Meeting. All shares entitled to vote and represented by properly submitted proxies received before the polls are closed at the Annual Meeting, and not revoked or superseded, will be voted at the Annual Meeting in accordance with the instructions indicated on those proxies.

If You Do Not Specify How You Want Your Shares Voted

As a stockholder of record, if you submit a signed proxy card or submit your proxy by telephone or Internet and do not specify how you want your shares voted, the proxy holder will vote your shares:

●	FOR the election of the five directors nominated by the Board and named in this proxy statement to serve until the Company’s 2022 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified;

●	FOR the non-binding advisory vote on the compensation of our named executive officers;

●	FOR the proposal to approve the Misonix, Inc. Employee Stock Purchase Plan;

●	FOR the ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2021; and

●	with respect to any other matter that properly comes before the meeting, or any adjournment or postponement, as recommended by our Board, but if no recommendation is given, they will vote in their own discretion.

3

If you sign and return your proxy card but do not specify how you want to vote your shares, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors.

A “broker non-vote” occurs when a nominee holding shares for a beneficial owner has not received voting instructions from the beneficial owner and the nominee does not have discretionary authority to vote the shares. If you hold your shares in street name and do not provide voting instructions to your broker or other nominee, your shares will be considered to be broker non-votes and will not be voted on any proposal on which your broker or other nominee does not have discretionary authority to vote. Shares that constitute broker non-votes will be counted as present at the Annual Meeting for the purpose of determining a quorum, but will not be considered entitled to vote on the proposal in question. Brokers generally have discretionary authority to vote on the ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm. Brokers, however, do not have discretionary authority to vote on the election of directors to serve on our Board, the approval of the Misonix, Inc. Employee Stock Purchase Plan, or the non-binding advisory vote to approve our executive compensation.

In their discretion, the proxy holders named in the proxy are authorized to vote on any other matters that may properly come before the Annual Meeting and at any continuation, postponement or adjournment thereof. The Board knows of no other items of business that will be presented for consideration at the Annual Meeting other than those described in this proxy statement. In addition, no stockholder proposal or nomination was received on a timely basis, so no such matters may be brought to a vote at the Annual Meeting.

Vote Required and Recommendation of our Board

Proposal 1. The stockholders will vote to elect five directors to serve until our 2022 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified or until their earlier death, resignation or removal. The election of directors requires a plurality of the votes cast by the holders of Common Stock present and voting at the Annual Meeting, with the five nominees receiving the highest vote totals to be elected. Stockholders may vote “FOR” or “WITHHOLD AUTHORITY.” Votes indicating “WITHHOLD AUTHORITY” will be counted as a vote against the nominee. Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the outcome of the vote of Proposal 1. If your shares are held by your broker in “street name,” and you do not furnish voting instructions to your broker, your brokerage firm may not vote your shares on Proposal 1. Brokerage firms and nominees will not have the authority to vote their customers’ unvoted shares on Proposal 1 if the customers have not furnished voting instructions within a specified period of time prior to the Annual Meeting.

Each nominee has agreed to serve if elected and the Board has no reason to believe that any nominee will be unable to serve. However, if any nominee should become unavailable for election prior to the Annual Meeting (an event that currently is not anticipated by the Board) the proxies will be voted in favor of the election of a substitute nominee or nominees proposed by the Board or, alternatively, the number of directors may be reduced accordingly by the Board.

Our Board recommends that you vote FOR the
election of each of the five nominees for election to the Board

Proposal 2. To approve Proposal 2, the advisory vote on executive compensation, we must receive the affirmative vote of at least a majority of the votes cast on Proposal 2 by holders of Common Stock present and voting at the Annual Meeting. For Proposal 2, a stockholder may indicate “FOR,” “AGAINST” or “ABSTAIN” on the proxy card. For purposes of determining the number of votes cast with respect to Proposal 2, only those votes cast “FOR” or “AGAINST” are included. Brokerage firms and nominees will not have the authority to vote their customers’ unvoted shares on Proposal 2 or to vote their customers’ shares if the customers have not furnished voting instructions within a specified period of time prior to the Annual Meeting. Abstentions and broker non-votes are counted only for purposes of determining whether a quorum is present at the meeting and therefore will have no effect on the outcome of the vote for Proposal 2. The vote on Proposal 2 is advisory only and not binding on the Company. Although this is advisory, we, our Board, and Compensation Committee of the Board value the opinions of our stockholders and expect to take the outcome of this vote into account when considering future compensation arrangements for our executive officers.

4

Our Board recommends that you vote FOR the
resolution to approve our executive compensation

Proposal 3. To approve Proposal 3, the approval of the Misonix, Inc. Employee Stock Purchase Plan, we must receive the affirmative vote of at least a majority of the votes cast on Proposal 3 by holders of Common Stock present and voting at the Annual Meeting. For Proposal 3, a stockholder may indicate “FOR,” “AGAINST” or “ABSTAIN” on the proxy card. For purposes of determining the number of votes cast with respect to Proposal 3, only those votes cast “FOR” or “AGAINST” are included. Brokerage firms and nominees will not have the authority to vote their customers’ unvoted shares on Proposal 3 or to vote their customers’ shares if the customers have not furnished voting instructions within a specified period of time prior to the Annual Meeting. Abstentions and broker non-votes are counted only for purposes of determining whether a quorum is present at the meeting and therefore will have no effect on the outcome of the vote for Proposal 3.

Our Board recommends that you vote FOR the proposal to approve the Misonix, Inc. Employee Stock Purchase Plan

Proposal 4. To approve Proposal 4, the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal 2021, we must receive the affirmative vote of at least a majority of the votes cast on Proposal 4 by holders of Common Stock present and voting at the Annual Meeting. For Proposal 4, a stockholder may indicate “FOR,” “AGAINST,” OR “ABSTAIN” on the proxy card. For purposes of determining the number of votes cast with respect to this proposal, only those votes cast “FOR” OR “AGAINST” are included. Abstentions and broker non-votes are counted only for purposes of determining whether a quorum is present at the meeting and therefore will have no effect on the outcome of the vote for this proposal. Brokerage firms and nominees have the authority to vote their customers’ unvoted shares on Proposal 4 as well as to vote their customers’ shares on this proposal where the customers have not furnished voting instructions within a specified period of time prior to the Annual Meeting.

Our Board recommends that you vote FOR the ratification of the appointment of
Deloitte & Touche LLP as our independent registered public accounting firm for fiscal 2021

Proposal 5. Any other matter submitted to the stockholders will require the affirmative vote of a majority of the shares represented and entitled to vote, in person or by proxy, at the Annual Meeting, unless a greater percentage is required either by law or by our amended certificate of incorporation or bylaws. In addition, the proxy confers discretionary authority to the persons named in the proxy authorizing those persons to vote, in their discretion, on any other matters properly presented at the Annual Meeting. The Board is not currently aware of any such other matters. If any other matter does properly come before the Annual Meeting, the Board intends that the persons named in the enclosed form of proxy will vote on such matter as directed by the Board or, in the absence of such direction, in accordance with their judgment.

Rules of the Meeting

The Chairman of the Board (the “Chairman”), our Chief Executive Officer (the “Chief Executive Officer”), or an officer of the Company designated from time to time by a majority of the number of that would then serve on the Board assuming there are no vacancies on the Board, will call meetings of stockholders to order and will act as presiding officer thereof. Unless otherwise determined by a majority of the Board prior to the meeting, the presiding officer of any meeting of stockholders will also determine the order of business and have the authority in his or her sole discretion to determine the rules of procedure and regulate the conduct of the meeting, including without limitation by: (a) imposing restrictions on the persons (other than stockholders of the Company or their duly appointed proxy holders) that may attend the meeting; (b) ascertaining whether any stockholder or his or her proxy holder may be excluded from the meeting based upon any determination by the presiding officer, in his or her sole discretion, that any such person has disrupted or is likely to disrupt the proceedings thereat; (c) determining the circumstances in which any person may make a statement or ask questions at the meeting; (d) ruling on all procedural questions that may arise during or in connection with the meeting; (e) determining whether any nomination or business proposed to be brought before the meeting has been properly brought before the meeting; (f) determining the time or times at which the polls for voting at the meeting will be opened and closed; and (g) recessing or adjourning the meeting in accordance with Section 14 of our Bylaws.

5

Tabulation of Votes and Inspector of Elections

All votes will be tabulated as required by Delaware law, the state of our incorporation, by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Shares held by persons attending the Annual Meeting but not voting, shares represented by proxies that reflect abstentions as to one or more proposals, and broker non-votes will be counted as present for purposes of determining a quorum.

Solicitation of Proxies

We will bear the entire cost of solicitation of proxies, including preparation, assembly and mailing of this proxy statement, the proxy, the notice and any additional information furnished to stockholders.

Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding shares of our Common Stock in their names that are beneficially owned by others to forward to those beneficial owners. We may reimburse persons representing beneficial owners for their costs of forwarding the solicitation materials to the beneficial owners. Original solicitation of proxies may be supplemented by telephone, facsimile, electronic mail or personal solicitation by our directors, officers or staff members. No additional compensation will be paid to our directors, officers or staff members for such services.

6

PROPOSAL ONE -
ELECTION OF DIRECTORS

Under our governing documents, our Board has the power to set the number of directors from time to time by resolution. We currently have five authorized directors serving on our Board; each is elected for a term expiring at the next annual meeting of stockholders and until their successors are duly elected and qualified or until his or her earlier retirement, resignation, disqualification, removal or death. Based on the recommendation of our Nominating and Governance Committee, our Board has nominated each of the five director nominees set forth below to stand for re-election by our stockholders at the Annual Meeting. If re-elected each director will hold office until our annual meeting of stockholders to be held in 2022 and until his or her successor is elected and qualified, or until his or her earlier retirement, resignation, disqualification, removal or death. Other than Patrick J. Beyer, each nominee was elected by our stockholders at our annual meeting of stockholders held in 2020. Mr. Beyer was appointed to the Board effective on May 12, 2021. The following table contains information regarding each of the nominees for election to our Board:

Nominees to the Board Nominee	Age	Director Since	Audit Committee	Compensation Committee	Nominating and Governance Committee
Mr. Patrick J. Beyer	55	2021	M		M
Mr. Michael Koby	48	2019	M	C	M
Mr. Paul LaViolette	63	2019		M	C
Mr. Thomas M. Patton	57	2015	C	M
Mr. Stavros Vizirgianakis	50	2013

“C” indicates Chair of the committee

“M” indicates member of the committee

Each nominee has agreed to serve if elected and the Board has no reason to believe that any nominee will be unable to serve. However, if any nominee should become unavailable for election prior to the Annual Meeting, the proxies will be voted in favor of the election of a substitute nominee or nominees proposed by the Nominating and Governance Committee or, alternatively, the number of directors may be reduced accordingly by the Board.

Vacancies on the Board (including any vacancy created by an increase in the size of the Board) may be filled by a majority of the directors remaining in office, even though less than a quorum of the Board. A vacancy created by the removal of a director by stockholders may be filled by the stockholders at the meeting at which the director is removed (or if not so filled, then by the remaining directors). A director elected to fill a vacancy will serve until the next annual meeting of stockholders and until such director’s successor is elected and qualified, or until such director’s earlier retirement, resignation, disqualification, removal or death.

Business Experience and Qualifications of Director Nominees

The following provides certain biographical information for each nominee and a summary of the specific qualifications, attributes, skills and experiences which led our Board to conclude that each nominee should serve on the Board at this time. There are no family relationships among any of our directors or among any of our directors and our executive officers.

Patrick J. Beyer is the President of International and Global Orthopedics for ConMed Corporation (“ConMed”), a publicly held medical technology company, a position in which he has served since October 2020. Mr. Beyer previously served as President of ConMed International from December 2014 to October 2020. Prior to joining ConMed, Mr. Beyer served as Chief Executive Officer of ICNet, a privately held infectious control software company from 2010 to 2014 when the company was sold. Prior to this, Mr. Beyer spent 21 years at Stryker Corporation where he led Stryker Europe from 2005 to 2009; Stryker UK, South Africa and Ireland from 2002 to 2005 and Stryker Medical from 1999 to 2002. Mr. Beyer graduated from Kalamazoo College with a BA in Economics, Western Michigan University with an MBA in Finance and Harvard Business School’s Advanced Management Program. The Board believes Mr. Beyer’s industry knowledge, executive leadership experience and financial acumen qualify him to serve as a director.

Mr. Michael Koby co-founded 1315 Capital in 2014 and currently serves as its Founding Partner. Prior to founding 1315 Capital, Mr. Koby was a Managing Director of Palm Ventures, a private-equity focused family office, where Mr. Koby led all healthcare investing from 2010 to 2014. Prior to that, Mr. Koby was an investor at Galen Partners, a healthcare growth equity investment firm, from 1997 to 1999 and from 2004 to 2010. Mr. Koby also served in business development roles with Novoste Corporation and Medtronic, Inc. between 1999 and 2002 and as a healthcare investment banking analyst at Dillon, Read & Co. from 1995 to 1997. Mr. Koby holds an MBA in Healthcare Management from The Wharton School and a B.S. from Cornell University. The Board believes Mr. Koby’s industry knowledge and financial experience and expertise qualify him to serve as a Director and as a financial expert for the Audit Committee.

Mr. Paul LaViolette joined SV Health Investors, a leading life sciences growth equity and venture capital firm, in 2009, and has served as Managing Partner since 2014. Mr. LaViolette currently serves as Chairman of the Board of, Asensus Surgical, Inc., a publicly held surgical robotics company, and serves as a member of the board of directors of Edwards Lifesciences Corp., a publicly held medical technology company, and continues to serve on the board of directors of several other early and growth stage private medical device companies. Additionally, Mr. LaViolette has served as a director of the Medical Device Manufacturers Association for the past decade and as Chairman of the Innovation Advisory Board for the Mass General Brigham Health System for the past five years. Prior to joining SV Health Investors, Mr. LaViolette spent nearly three decades building and leading medical device businesses. From 1994 to 2008, Mr. LaViolette served in several roles at Boston Scientific Corporation including President of Cardiology and International, Group President of Cardiovascular and Endosurgery, and Chief Operating Officer. Prior to joining Boston Scientific Corporation, Mr. LaViolette served in general management and commercial leadership roles at C.R. Bard from 1984 to 1993 and at Kendall (Medtronic) from 1980 to 1984. Mr. LaViolette holds an MBA from Boston College and a B.A. in Psychology from Fairfield University. The Board believes Mr. LaViolette’s industry knowledge, financial acumen, and executive leadership experience qualify him to serve as a Director.

7

Mr. Thomas M. Patton has served as the CEO of Ximedica, LLC, which provides outsourced design development and manufacturing services for medical products companies, since July 2020. From 2010 to 2019 he served as President and Chief Executive Officer of CAS Medical Systems, Inc., (NASD: CASM) which provided tissue oximetry products for high acuity patients in hospital settings, until its sale to Edwards Life Sciences. He also previously served as the Chief Executive Officer of Wright Medical Group, an orthopedic device company, and as President of Novametrix Medical Systems, a vital signs patient-monitoring company, until its sale to Respironics. From 2003 to 2010, Mr. Patton acted as an advisor to the healthcare-focused private equity group of Ferrer Freeman & Company and, in that capacity, served as the interim Chief Executive Officer of Informed Medical Communications, a pharmaceutical services business from 2006 and 2007. Mr. Patton was a co-founder and Chief Executive Officer of QDx, Inc., a company that developed a platform for hematology diagnostics beginning in 2003 until its sale to Abbott Laboratories in 2008. Mr. Patton has served on 14 Boards of Directors, both private and public, and is currently an Advisor to SV Health Investors Growth Fund 7. Mr. Patton attended The College of the Holy Cross, where he majored in Economics and Accounting. After graduating magna cum laude from Georgetown University Law Center, Mr. Patton worked at the law firm of Williams & Connolly in Washington, D.C. Thereafter, he joined Wright Medical Group as its General Counsel where he served in various executive roles until being appointed Chief Executive Officer. The Board believes Mr. Patton’s industry knowledge, current and prior experience as a Chief Executive Officer and financial acumen and experience qualify him to serve as a director and as a financial expert for the Audit Committee.

Mr. Stavros G. Vizirgianakis became our Interim Chief Executive Officer in September 2016 and our full-time President and Chief Executive Officer in December 2016. Mr. Vizirgianakis has a distinguished career in the medical devices field having worked for United States Surgical Corporation as director of sales for sub-Saharan Africa and later Tyco Healthcare in the capacity of General Manager South Africa. In 2006, Mr. Vizirgianakis co-founded Surgical Innovations, which has become one of the largest privately owned medical device distributors in the African region, and is now part of the Johannesburg Stock Exchange listed entity Ascendis Health. In that capacity, Surgical Innovations acted as a distributor of the Company’s products. Mr. Vizirgianakis was Managing Director of Ascendis Medical from January 2014 through July 2016. Mr. Vizirgianakis also served on the board of Tenaxis Medical and is a strategic investor in and advisor to numerous medical device startups and established companies in this field. Mr. Vizirgianakis has a degree in commerce from the University of South Africa. The Board believes Mr. Vizirgianakis’ industry knowledge, sales and marketing experience and his international business relationships qualify him to serve as a Director.

Our Board recommends a vote FOR the Board nominees named in
Proposal One in this proxy statement.

8

CORPORATE GOVERNANCE

Board Leadership and Structure

The Board has appointed Mr. LaViolette, an independent member of the Board, to serve as Chairman of the Board. As the Board’s Chairman, Mr. LaViolette’s duties include approving the agenda and meeting schedules for each meeting of the Board, taking into account suggestions of other directors, and presiding at meetings of the Board. All directors have input into the preparation of agendas for Board meetings and topics of board discussion and oversight. Our Board believes this structure allows all of the directors to participate in the full range of the Board’s responsibilities with respect to its oversight of the Company’s management. Our Board has determined that this leadership structure is appropriate given the size of the Company, the number of directors overseeing the Company and the Board of Directors’ oversight responsibilities.

Director Independence

NASDAQ listing standards require that a majority of the members of our Board be “independent,” as such term is defined by the NASDAQ listing standards, and to disclose in the proxy statement for each annual meeting those directors that our Board has determined to be independent. Based on such definition, our Board has determined that all directors other than Mr. Vizirgianakis, who is an officer of the Company, are independent.

Meetings of the Board of Directors

During the fiscal year ended June 30, 2020 (“fiscal 2020”), our Board held fourteen meetings and acted nine times by unanimous written consent. No Director attended less than 75% of the aggregate of the total number of meetings of the Board or of a committee on which such Director served during fiscal 2020.

Executive Sessions of Independent Members of the Board

During fiscal 2020, the independent members of our Board met in executive session, without members of management present, eight times.

Committees of the Board

During fiscal 2020, the Board had three standing committees: the Audit Committee, Compensation Committee, and Nominating and Governance Committee. For fiscal 2020, a general description of the duties of these committees, their members and the number of times each committee met were as follows:

Audit Committee. The Audit Committee met seven times in fiscal 2020 and did not act by unanimous written consent. The Audit Committee monitors our financial reporting standards and practices and our internal financial controls to ensure compliance with the policies and objectives established by our Board. The committee directly retains and recommends for stockholder approval an independent registered public accounting firm to conduct an annual audit of our financial statements and discusses with our independent accountants the scope of their examinations, with particular attention to areas where either the committee or the independent accountants believe special emphasis should be directed. The committee reviews our quarterly and annual financial statements and the annual independent accountants’ report, invites the accountants’ recommendations on internal controls and on other matters, and reviews the evaluation given and corrective action taken by management. It reviews the independence of our independent registered public accounting firm and pre-approves audit and permissible non-audit services. It has primary oversight responsibility for our Compliance Program. During fiscal 2020, Messrs. Koby and Patton and our former director, Ms. Gwendolyn A. Watanabe, served on the Audit Committee. As a result of Ms. Watanabe’s resignation from the Board on February 2, 2021, and Mr. Beyer’s appointment to our Board on May 12, 2021, Mr. LaViolette was appointed to serve on the Audit Committee until May 12, 2021 and Mr. Beyer was appointed to serve on the Audit Committee. Mr. Patton chairs the committee. Our Board has determined that each member of the committee serving during fiscal 2020 was independent as defined in Rule 10A-3 of the Securities and Exchange Commission, or SEC, and the listing standards of NASDAQ. Our Board has also determined that Messrs. Patton and Koby each qualify as an “audit committee financial expert,” as that term is defined in Regulation S-K of the SEC.

9

Compensation Committee. Our Compensation Committee met seven times in fiscal 2020 and acted by unanimous written consent once. The Compensation Committee oversees our executive and director compensation programs and policies and annually reviews all components of compensation to ensure that our objectives are appropriately achieved. These functions are not delegated to our officers or to third-party professionals, although the committee may from time to time retain third-party consultants to provide advice regarding compensation issues. During fiscal 2020, the Compensation Committee retained Radford, which is part of the Rewards Solution practice at Aon plc, as its independent compensation consultant due to Radford’s extensive analytical and compensation expertise relating to medical device companies. In this capacity, Radford advised the Compensation Committee on compensation matters related to executive and director compensation structures. Specifically, for Fiscal 2020, the Compensation Committee requested Radford to advise it on a variety of compensation related issues, including compiling, analyzing and presenting third-party survey data regarding the compensation of executives at comparable companies as well as the design and structure of our compensation program. Radford did not provide any other services to us in fiscal 2020 beyond its engagement as an advisor to the Compensation Committee on executive compensation and director compensation matters. After review, the Compensation Committee determined that there is no conflict of interest resulting from retaining Radford currently or during Fiscal 2020. In reaching these conclusions, the Compensation Committee considered the factors set forth in Exchange Act Rule 10C-1. In addition to the engagement of the its compensation consultant, the committee also considers input from our executive officers in determining executive compensation practices, although final decisions regarding executive compensation are made by the committee.

The committee is also responsible for certain administrative aspects of our compensation plans and stock plans and approves or recommends changes in these plans. It also approves bonus payments and grants under our stock plans for our executive officers. The committee also reviews officers’ potential for growth and, with our Chief Executive Officer, is responsible for succession planning. During fiscal 2020, the members of the Compensation Committee were Messrs. Koby, Patton and LaViolette. Mr. Koby chairs the committee. Our Board has determined that each member of the committee serving during fiscal 2020 was independent as defined in the listing standards of NASDAQ.

Nominating and Governance Committee. Our Nominating and Governance Committee met once in fiscal 2020. The committee reviews, on a periodic basis, the overall effectiveness and/or appropriateness of our corporate governance and recommends improvements when necessary; assists our Board in identifying, screening, and reviewing individuals qualified to serve as directors in accordance with criteria approved by our Board and recommends to our Board candidates for nomination for election at the annual meeting of stockholders or to fill Board vacancies; develops and recommends to our Board and oversees implementation of our policies and procedures for the receipt of stockholder suggestions regarding Board composition and recommendations of candidates for nomination by our Board; and assists our Board in disclosing information relating to functions of the committee as may be required in accordance with the Federal securities laws. During fiscal 2020, Messrs. Koby and LaViolette and our former director, Ms. Watanabe, served on the Nominating and Governance Committee. Upon Ms. Watanabe’s resignation from our Board, and the appointment of Mr. Beyer to our Board on May 12, 2021, Mr. LaViolette was appointed to serve on the Nominating and Governance Committee until May 12, 2021 and Mr. Beyer was appointed to serve on the Nominating and Governance Committee. Prior to her resignation from the Board, Ms. Watanabe served as chair of the committee, and upon such resignation, Mr. LaViolette became chair of the committee. Our Board has determined that each member of the committee serving during fiscal 2020 was independent as defined in the listing standards of NASDAQ.

Each committee is governed by a written charter. Copies of each committee charter are available on our website at www.misonix.com.

Nomination of Directors

The process followed by the Nominating and Governance Committee to identify and evaluate director candidates includes requests to the members of our Board and others for recommendations, meetings to evaluate biographical information and background material relating to potential candidates and interviews of selected candidates by members of the Nominating and Governance Committee and our Board.

10

In recommending candidates to the Board for nomination as directors, the Nominating and Governance Committee strives to identify individuals who bring a unique perspective to the Company’s leadership and contribute to the overall diversity of our Board. Although the Nominating and Governance Committee has not adopted a specific written diversity policy for nominations, we believe that a diversity of experience, gender, race, ethnicity and age would contribute to effective governance for the benefit of our stockholders. In practice, the Nominating and Governance Committee considers such characteristics together with the other qualities considered necessary by the Nominating and Governance Committee, such as requisite judgment, skill, integrity and experience, including experience in industries beyond healthcare. The Nominating and Governance Committee does not assign a particular weight to these individual factors. Rather, the Nominating and Governance Committee looks for a mix of factors that, when considered along with the experience and credentials of the other candidates and existing directors, will provide stockholders with a diverse and experienced Board.

Our Board does not currently prescribe any minimum qualifications for director candidates; however, the Nominating and Governance Committee will take into account a potential candidate’s experience, areas of expertise and other factors relevant to the overall composition of our board of directors.

Our bylaws provide that nominations by stockholders of persons for election to the Board may be made by giving adequate notice to the Corporate Secretary of the Company. The Nominating and Governance Committee of the Board will consider persons properly nominated by stockholders and recommend to the full Board whether any such nominees should be included with the Board’s nominees for election by stockholders. The Nominating and Governance Committee will evaluate properly nominated stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others. To be adequate, the nomination notice must set forth certain information specified in our bylaws about each stockholder submitting a nomination and each person being nominated. Our bylaws are available in our SEC filings which can be accessed on our website at www.misonix.com under the “Investors Relations” tab and will be provided to any stockholder upon written request to Misonix, Inc., 1938 New Highway, Farmingdale, New York 11735, Attn: Corporate Secretary. A stockholder is not entitled to have its nominees included in our proxy statement solely as a result of such stockholder’s compliance with the foregoing provisions. If a stockholder does not appear at the annual meeting to present its nomination in person, such nomination will be disregarded (notwithstanding that proxies in respect of such nomination may have been solicited, obtained or delivered).

Communications with Directors

Our annual meeting of stockholders provides an opportunity each year for stockholders to ask questions of, or otherwise communicate directly with, members of our Board on appropriate matters. In addition, stockholders may communicate in writing with any particular director, any committee of our Board, or the directors as a group, by sending such written communication to our Secretary at our principal executive offices at 1938 New Highway, Farmingdale, New York 11735. Our Secretary will provide copies of written communications received at such address to the Board or the relevant director unless such communications are considered, in the reasonable judgment of our Secretary, to be inappropriate for submission to the intended recipient(s). Examples of stockholder communications that would be considered inappropriate for submission to our Board or an individual director include, without limitation, customer complaints, solicitations, communications that do not relate directly or indirectly to our business or communications that relate to improper or irrelevant topics. The Secretary or his designee may analyze and prepare a response to the information contained in communications received and may deliver a copy of the communication to other Company staff members or agents who are responsible for analyzing or responding to complaints or requests. Communications concerning potential director nominees submitted by any of our stockholders will be forwarded to the chair of the Nominating and Governance Committee. Correspondence addressed to the Board will be discussed at the next scheduled meeting of the Board, or as otherwise indicated by the urgency of the matter. The non-management Directors are: Messrs. Beyer, Koby, LaViolette and Patton. From time to time, our Board may change the process by which stockholders may communicate with the Board or its members. We will post any changes in this process on our website or otherwise make a public disclosure.

Risk Oversight

The Board oversees Company functions in an effort to assure that our assets are properly safeguarded, that appropriate financial and other controls are maintained, and that our business is conducted prudently and in compliance with applicable laws, regulations and ethical standards.

While the Board is responsible for risk oversight, our management is responsible for managing risk. We have developed internal processes and an internal control environment to identify and manage risks and to communicate with the Board. The Board monitors and evaluates the effectiveness of the internal controls and the risk management program at least annually. Management communicates routinely with the Board and individual Directors on the significant risks identified and how they are being managed. Directors are free to, and often do, communicate directly with senior management.

11

The Audit Committee has responsibility for reviewing and overseeing the Company’s financial statements, including the integrity of the Company’s financial and disclosure controls, its legal compliance programs and procedures, and its procedures for identifying, evaluating and controlling material financial, legal and operational risk.

With respect to potential transactions with related parties required to be disclosed pursuant to Item 404(a) of Regulation S-K, the Audit Committee charter provides that the Audit Committee must review, approve and oversee such transactions. See “Certain Relationships and Related Party Transactions” for a description of such related party transactions since the beginning of fiscal year 2020 or that are currently proposed.

Board Attendance at Annual Meetings of Stockholders

We have not established a formal policy regarding director attendance at our annual meetings of stockholders, but our directors generally do attend the annual meeting. Our bylaws provide that the Board will hold an annual meeting of the Board on the same date and at the same place as the annual meeting of our stockholders following the close of such meeting of stockholders. Accordingly, unless one or more members of our Board are unable to attend, all members of our Board are typically present for the annual meeting of stockholders. All of our Directors attended the Annual Meeting either remotely or in person in 2020. In light of the public health emergency related to the outbreak of the novel coronavirus (“COVID-19”), and as we continue to monitor developments related to COVID-19, we expect that our Directors will attend the Annual Meeting remotely.

Code of Ethics

We have adopted a Code of Business Conduct and Ethics that applies to all of our directors, officers (including our Chief Executive Officer, Chief Financial Officer, Controller and any person performing similar functions) and employees. We have made the Code of Business Conduct and Ethics available on our website at www.misonix.com.

Section 16 (a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires that our executive officers, directors and persons who own more than 10% of a registered class of our equity securities (“Reporting Persons”) file reports of ownership and changes in ownership on Forms 3, 4, and 5 with the SEC. These Reporting Persons are required by SEC regulation to furnish us with copies of all Forms 3, 4 and 5 they file with the SEC. Based solely on our review of the copies of the forms we have received, we believe that all Reporting Persons, complied on a timely basis with all filing requirements applicable to them with respect to transactions during fiscal year 2020.

Audit Committee Report

Management is responsible for our financial reporting process, including our system of internal control, and for the preparation of our consolidated financial statements in accordance with accounting principles generally accepted in the United States. Our independent auditors are responsible for auditing those financial statements. The Audit Committee’s responsibility is to monitor and review these processes. It is not the Audit Committee’s duty or responsibility to conduct audit or accounting reviews or procedures. The members of the Audit Committee are not employees of the Company and may not be, and may not represent themselves to be or to serve as, accountants or auditors by profession or experts in the fields of accounting or auditing. Therefore, the Audit Committee has relied, without independent verification, on management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States and on the representations of the independent registered public accounting firm included in its report on our financial statements. The Audit Committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions with management and the independent registered public accounting firm do not assure that our financial statements are presented in accordance with generally accepted accounting principles in the United States, that the audit of our financial statements has been carried out in accordance with generally accepted auditing standards, or that our independent registered public accounting firm is in fact “independent”.

12

In accordance with its written charter, the Audit Committee assists our Board in fulfilling its responsibility to monitor the integrity of the accounting, auditing and financial reporting practices of the Company. Typically, for each fiscal year, the Audit Committee selects the independent registered public accounting firm to audit our financial statements and such selection is subsequently presented to our stockholders for ratification.

The Audit Committee has reviewed and discussed the audited financial statements contained in our Annual Report on Form 10-K for the year ended June 30, 2020 with our management and has discussed with the previously engaged independent registered public accounting firm the matters required to be discussed by the statement on Auditing Standards No. 1301 “Communications With Audit Committees” as adopted by the Public Company Accounting Oversight Board. The Audit Committee has also discussed with the independent registered public accounting firm matters relating to its independence, including a review of audit and non-audit fees and the written disclosures and letter from the independent registered public accounting firm to the Audit Committee pursuant to the applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence.

Based on the review and discussions of the above, the Audit Committee recommended to our Board that our audited financial statements be included in our Annual Report on Form 10-K for the year ended June 30, 2020 for filing with the SEC.

Reported upon by the Audit Committee
Thomas M. Patton, Chair
Gwendolyn A. Watanabe*
Patrick A. McBrayer
*No longer serving on the Audit Committee

13

EXECUTIVE OFFICERS

Executive Officers of Misonix

The following table contains information regarding each of our executive officers:

Name	Age	Title
Stavros G Vizirgianakis	50	Chief Executive Officer
Allan Staley	61	President
Joseph P. Dwyer	65	Chief Financial Officer, Treasurer and Secretary
Sharon W. Klugewicz	53	Chief Operating Officer
Robert S. Ludecker	53	Senior Vice President of Sales- Surgical
Jonathan “Jay” Waggoner	55	Senior Vice President of Sales- Wound

Principal Occupation and Qualification of Executive Officers who are not Directors

Allan Staley has served at Misonix’s President since September 2019. He co-founded Solsys Medical LLC in 1999 and served as its Chief Executive Officer from May 2015 to September 2019, when we acquired Solsys. From 2007 through May 2015, Mr. Staley served as the President of Solsys and ran its day-to-day operations, including managing reports for sales, marketing, finance, quality and market access. Mr. Staley created Solsys’ business relationship with LifeNet in 2010 to market and distribute TheraSkin and led the reimbursement strategy, and its tactical execution, to secure broad reimbursement coverage for TheraSkin. Prior to 2007, Mr. Staley was a business attorney for 21 years. Mr. Staley received his J.D. from the Marshall-Wythe School of Law at the College of William & Mary and his B.S. from Randolph-Macon College.

Joseph P. Dwyer has served as our Chief Financial Officer since August 2017 and as our Treasurer and Secretary since September 2017, and previously served as Interim Chief Financial Officer from September 2016 to August 2017. From June 2015 to the present, Mr. Dwyer has provided financial consulting and advisory services to various companies, through the firms Dwyer Holdings and TechCXO. Prior thereto, from November 2012 until June 2015, he was Chief Financial Officer of Virtual Piggy, Inc., a publicly-traded technology company. Prior to joining Virtual Piggy, Mr. Dwyer served as Chief Financial Officer of OpenLink Financial, Inc., a privately held company, which provides software solutions for trading and risk management in the energy, commodity, and capital markets. During 2011 and 2012, Mr. Dwyer was a member of the board of directors and chairman of the audit committee and served as interim Chief Administrative Officer of Energy Solutions International, Inc., a privately-held company providing pipeline management software to energy companies and pipeline operators. From 2010 through 2011, Mr. Dwyer served as Chief Administrative Officer of Capstone Advisory Group, LLC, a privately-held financial advisory firm providing corporate restructuring, litigation support, forensic accounting, expert testimony and valuation services. Mr. Dwyer served as a consultant to Verint Systems, Inc., a software company listed on the NASDAQ Global Market, from 2009 through 2010, assisting with SEC reporting and compliance. From 2005 through 2009, Mr. Dwyer served as Chief Financial Officer and Executive Vice President of AXS-One Inc., a publicly traded software company. During 2004, Mr. Dwyer served as Chief Financial Officer of Synergen, Inc., a privately held software company providing energy technology to utilities. Prior to 2004, Mr. Dwyer also served as Chief Financial Officer and Executive Vice President of Caminus Corporation, an enterprise application software company that was formerly listed on the NASDAQ National Market, chief financial officer of ACTV, Inc., a digital media company that was formerly listed on the NASDAQ National Market, and Chief Financial Officer of Winstar Global Products, Inc., a manufacturer and distributor of hair care, bath and beauty products until its acquisition by Winstar Communications, Inc. in 1995 when Mr. Dwyer went on to serve as Senior Vice President, Finance of Winstar Communications. Mr. Dwyer received his BBA in Accounting from the University of Notre Dame in 1978 and is licensed as a Certified Public Accountant in the State of New York.

Sharon W. Klugewicz became Chief Operating Officer in March 2019. Prior to joining the Company, Ms. Klugewicz served from July 2018 to February 2019 as Chief Quality & Regulatory Affairs Officer for Chembio Diagnostic Systems, Inc. (“Chembio”), a manufacturer of diagnostic tests for infectious diseases. Prior to her role as Chief Quality & Regulatory Affairs Officer, Ms. Klugewicz served in various roles for Chembio, including President, Americas Region from September 2016 to June 2018, acting CEO from May 2017 to October 2017, Chief Operating Officer from May 2013 to August 2016 and Vice President, QA/QC/Technical Operations until April 2013. Prior to joining Chembio in September 2012, Ms. Klugewicz, held a number of executive positions at Pall Corporation, a world leader in filtration, separation and purification technologies, over her 21-year tenure there, including Sr. VP, Scientific & Laboratory Services, Sr. VP, Global Quality Operations in the Pall Life Sciences Division, as well as in Marketing Product Management, and Field Technical Services. Ms. Klugewicz holds an M.S. in Biochemistry from Adelphi University and a B.S. in Neurobiology from Stony Brook University.

14

Robert S. Ludecker became Senior Vice President of Global Sales and Marketing in May 2015. Prior to joining the Company as Global Vice President of Sales and Marketing in May 2013, Mr. Ludecker served from February 2011 to May 2013 as Vice President of Global Sales and Marketing for BioMimetic Therapeutics, a NASDAQ-listed biotechnology company, specializing in the development and commercialization of products which promote the healing of musculoskeletal injury and diseases, including orthopedic, spine, and sports medicine applications. Prior to BioMimetic, Mr. Ludecker served from February 2008 to February 2011 in a variety of senior sales and marketing leadership positions with Small Bone Innovations, a private New York City-based orthopedic company specializing in small bones, and Smith and Nephew, a leading U.K.-based global provider of orthopedic reconstruction implants and a broad portfolio of medical instruments and supplies. Mr. Ludecker holds a B.A. degree from Kenyon College.

Jay Waggoner became Executive Vice President of Global Sales, Wound in November 2020. Prior to joining the Company as Senior Vice President of Sales in September 2019, Mr. Waggoner served as Vice President of Sales for Solsys Medical LLC from June 2015 to September 2019, when we acquired Solsys. Prior to Solsys, Mr. Waggoner served from December 2009 to June 2015 in a variety of senior sales positions at Ethicon, a medical device company that is part of the Johnson & Johnson family of companies. Mr. Waggoner has also served in various senior roles from March 1992 to June 2015 in Ethicon, Depuy Spine and Medtronic, each a medical device company. Mr. Waggoner holds a B.S. degree from the University of Colorado at Boulder.

Executive officers are elected annually by, and serve at the discretion of, the Board.

15

EXECUTIVE COMPENSATION

As a smaller reporting company, the Company is not required under Item 402 to include a fulsome Compensation Discussion and Analysis; however, the Company has chosen to voluntarily include the following overview of our compensation programs and policies.

Named Executive Officers. The following discussion is focused primarily on the Company’s compensation philosophy, policies and programs as they relate to, and amounts paid or payable to, our executive officers for their services during 2020. Our “named executive officers” or the “NEOs” consist of the following individuals:

Name	Age	Position(s)
Stavros G. Vizirgianakis	50	Chief Executive Officer and Director
Joseph P. Dwyer	65	Chief Financial Officer, Treasurer and Secretary
Allan Staley	61	President

Overview of Compensation Program and Philosophy

Our compensation program is intended to:

●	Attract, motivate, retain and reward employees of outstanding ability;

●	Link changes in employee compensation to individual and corporate performance; and

●	Align employees’ interests with those of the Company’s stockholders.

The ultimate objective of our compensation program is to increase stockholder value. We seek to achieve these objectives with a total compensation approach which takes into account a competitive base salary, bonus pay based on the annual performance of the Company and individual goals and stock option awards.

The Board’s Compensation Committee, which is composed solely of independent directors and is responsible for making decisions regarding the amount and form of compensation paid to our executive officers, has carefully considered the results of prior say-on-pay stockholder votes. Based upon the vote results at the most recent annual stockholders meeting, stockholders appear to be supportive of the Compensation Committee’s approach to the executive compensation program.

Base Salaries

Base salaries paid to executives are intended to attract and retain highly talented individuals. In setting base salaries, individual experience, individual performance, the Company’s performance and job responsibilities during the year are considered. Executive salaries are evaluated against local companies of similar size and nature. The Compensation Committee recently completed an independent study which concluded that Misonix base salaries and bonuses for executives are in the lower 25th percentile compared with its peer-group. The Company’s independent consultant, in connection with the Company, determined the proper peer-group for comparison. The consultant determined the compensation range with respect to base salaries, incentive compensation, and equity compensation for each of the titles of the executive officers. Additionally, the consultant performed a similar analysis with respect to board compensation. During the fiscal year ended June 30, 2020, Messrs. VizirgianakisDwyer and Staley each received base salary increases based on performance of 10.0%, 10.0% and 3.0%, respectively.

Annual Bonus Plan Compensation

The Compensation Committee of the Board approves annual performance-based compensation. The purpose of the annual bonus compensation is to motivate executive officers and key employees. Target bonuses, based upon recommendations from the Chief Executive Officer (other than for the Chief Executive Officer), are evaluated and approved by the Compensation Committee for all management employees. The bonus recommendations are derived from individual and Company performance but not based on a specific formula and are discretionary. The Chief Executive Officer’s bonus compensation is derived from the recommendation of the Compensation Committee based upon the Chief Executive Officer’s performance and Company performance but is not based on a specific formula and is discretionary. Bonuses earned in fiscal 2020 based on performance were as follows: $137,300 to Mr. Vizirgianakis, $60,000 to Mr. Dwyer, and $132,547 to Mr. Staley. The amounts of executive bonuses for fiscal year 2020 were determined by the Compensation Committee which placed significant weighting resulting from the performance of, and uncertainty in, our business as a result of the COVID-19 pandemic and as a result, fiscal year 2020 bonuses were not reflective of bonuses executives would typically receive under circumstances that are more typical. Mr. Staley’s bonus for fiscal year 2020 included $118,547 which was principally earned during his employment with Solsys prior to its acquisition by the Misonix.

16

Equity Incentive Awards

Company executives are eligible to receive stock options (which gives them the right to purchase shares of common stock at a specified price in the future). These grants will vest based upon the passage of time, the achievement of performance metrics, or both. We believe that the use of stock options as the basis for long-term incentive compensation meets our defined compensation strategy and business needs by achieving increased value for stockholders and retaining key employees.

Stock option awards are intended to attract and retain highly talented executives, to provide an opportunity for significant compensation when overall Company performance is reflected in the stock price and to help align executives’ and stockholders’ interests. Stock options are typically granted at the time of hire to key new employees and annually to a broad group of existing key employees, including executive officers. We have adopted a number of equity compensation plans governing the grant of such stock options. All of our equity compensation plans have been approved by our stockholders.

Annual option grants to executive officers are made at the discretion of the Board or the Compensation Committee and may be in the form of incentive stock options (“ISOs”) up to the fullest extent permitted under tax laws, with the balance granted in the form of nonqualified stock options. The option grants are subject to the terms of the relevant plan. ISOs have potential income tax advantage for executives if the executive disposes of the acquired shares after satisfying certain holding periods. Tax laws provide that at the date of grant, the aggregate fair market value of ISOs that become exercisable for any employee in any year may not exceed $100,000.

Our current standard option vesting schedule for all employees is four years vesting monthly, and our current standard vesting schedule for directors is one year annual.

The number of stock options granted in fiscal 2020 to the named executive officers, and their estimated fair value, were as follows:

Named Executive Officer	Grant Date	Number of Options Granted	Estimated Fair Value of Awards at Grant Date

Stavros G. Vizirgianakis	11/22/2019	20,000	$227,558
	5/14/2020	199,005	$1,036,852
	6/30/2020	50,995	$346,128

Joseph P. Dwyer	11/22/2019	18,000	$204,802
	5/14/2020	52,936	$275,806
	6/30/2020	13,564	$92,066

Allan Staley	5/14/2020	33,035	$172,118
	6/30/2020	8,465	$57,456

The stock options awarded on November 22, 2019, May 14, 2020 and June 30, 2020 had exercise prices of $21.41, $9.82 and $13.57, respectively, which were each equal to the closing market price per share of our stock on the date of grant. The November 22, 2019 stock options in the above table provide for vesting at 25% per year on the first four-year anniversary dates of the grant date, with a stated expiration date of ten years after grant. The May 14, 2020 and the June 30, 2020 stock options in the above table provide for four-year vesting on a monthly basis, with a stated expiration date of ten years after grant.

17

Other Annual Compensation and Benefits

Although direct compensation, in the form of salary, non-equity incentive awards and long-term equity incentive awards provide most of the compensation to each of our executive officers, we also provide for the following items of additional compensation:

●	Retirement savings are provided by a 401(k) plan, in the same manner to all U.S. employees. This plan includes an employer matching contribution of 10% which is intended to encourage employees (including the Chief Executive Officer) to save for retirement;

●	Health, life and disability benefits are offered to our executive officers in the same manner to all of our U.S. employees. We provided additional life insurance, long term care policies and certain transportation expenses for our Chief Executive Officer and each of our executive officers; and

●	Transportation expenses are provided to executive officers, primarily in the form of an automobile allowance.

Summary of Compensation

The table and footnotes below describe the total compensation for fiscal years ended June 30, 2020 and June 30, 2019 earned by the “named executive officers,” which includes the individual who served as our principal executive officer during fiscal 2020, and each of the other two most highly compensated individuals who were serving as executive officers of the Company on June 30, 2020, the last day of the fiscal year.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Fiscal year Ended June 30,	Salary ($) (1)	Bonus ($)	Option Awards ($)(2)	All Other Compensation ($)		Total ($)
Stavros Vizirgianakis	2020	$356,027	$137,300	$1,610,538	$ 35,814	(3)	$2,139,679
Chief Executive Officer	2019	$382,000	$163,305	$-	$ 8,848	(3)	$554,153

Joseph P. Dwyer	2020	$278,078	$60,000	$572,674	$ 9,530	(4)	$920,282
Chief Financial Officer, Treasurer and Secretary	2019	$292,000	$83,220	$218,924	$ 8,799	(4)	$602,943

Allan Staley	2020	$192,928	$132,547	$272,068	$ 800	(5)	$598,343
President

(1)	Amounts reflected in this column for fiscal year 2020 reflect the decrease in base salaries of the named executive officers for May and June 2020 as a cost reduction measure related to the Company’s COVID-19 cost reduction plan. The decrease for Mr. Vizirgianakis was 50% and the decrease for Mr. Dwyer and Mr. Staley was 35%.
(2)	Amounts disclosed in this column represent the grant date fair value of each stock option award granted during the applicable fiscal year calculated in accordance with FASB ASC Topic 718, using the Black-Scholes computation as of the date of grant of the award, excluding the effects of forfeitures. Assumptions used in the calculation of these amounts are included in footnote 7. Stock-based Compensation Plans of the consolidated financial statements.
(3)	Consists of a car allowance, life and long-term care insurance coverage, and fees relating to work visa applications.
(4)	Consists of a car allowance, and life and long-term care insurance coverage.
(5)	Consists of life insurance coverage.

18

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information regarding outstanding equity awards held as of June 30, 2020 by our named executive officers.

OUTSTANDING EQUITY AWARDS AT 2020 FISCAL YEAR END

	OPTION AWARDS						STOCK AWARDS
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Issue Date	Option Expiration Date	Number of Shares of Stock That Have Not Not Vested (#)	Market Value of Shares of Stock That Have Not Vested ($) (5)		Equity Incentive Plan Awards - Number of Shares That Have Not Vested (#)	Equity Incentive Plan Awards - Market Value of Shares That Have Not Yet Vested ($) (5)
Stavros G. Vizirgianakis							53,600	$727,352	(1)
										133,000	$1,804,810
	3,750	-	(3)	$5.81	12/3/2013	12/2/2023
	15,000	-	(3)	$13.20	2/3/2015	2/2/2025
	11,250	-	(3)	$7.20	2/4/2016	2/3/2026
	-	20,000	(3)	$21.41	11/22/2019	11/21/2029
	4,146	194,859	(4)	9.82	5/14/2020	5/13/2030
	-	50,995	(4)	13.57	6/30/2020	6/29/2030

Joseph P. Dwyer
	50,000	50,000	(3)	10.20	8/22/2017	8/21/2027
	6,000	6,000	(3)	10.25	11/1/2017	11/2/2027
	6,250	18,750	(3)	15.90	7/24/2018	7/23/2028
	-	18,000	(3)	21.41	11/22/2019	11/21/2029
	1,103	51,833	(4)	9.82	5/14/2020	5/13/2030
	-	13,564	(4)	13.57	6/30/2020	6/29/2030

Allan Staley
	332	33,035	(4)	9.82	5/14/2020	5/13/2030
	-	8,465	(4)	13.57	6/30/2020	6/29/2030

(1)	Vests in two equal installments annually on September 1, 2020 and September 1, 2021.
(2)	133,000 shares vest if both of the following conditions are satisfied simultaneously: (A) at any time prior to the fifth anniversary of the grant date, the most recent publicly reported trailing four (4) fiscal quarter revenue of the Company (exclusive of the impact of any acquisitions after the grant date) is at least $48,000,000 and (B) the closing price of the Company’s common stock is at least $13.00 per share (subject to adjustment for stock splits, stock dividends and the like) for ten (10) consecutive trading days.
(3)	Options vest equally over 4 years on an annual basis commencing on the date of grant.
(4)	Options vest equally over 4 years on a monthly basis commencing on the date of grant.
(5)	Amounts disclosed in this column represent the closing price per share of our common stock as of June 30, 2020 ($13.57) multiplied by the number of shares underlying the restricted stock awards that had not yet vested or were unearned as of June 30, 2020.

Narrative Disclosure to Summary Compensation Table and Outstanding Equity Awards Table

Employment Agreements

Vizirgianakis Employment Agreement

On December 15, 2016, we entered into an Employment Agreement (the “Vizirgianakis Agreement”) with Stavros G. Vizirgianakis pursuant to which Mr. Vizirgianakis serves as our full time President and Chief Executive Officer. Mr. Vizirgianakis had been serving on an unpaid basis as our interim Chief Executive Officer since September 2, 2016. Mr. Vizirgianakis continues to serve as a member of our Board of Directors.

Pursuant to the Vizirgianakis Agreement, Mr. Vizirgianakis’ employment is automatically renewed and extended for consecutive one year renewal terms on each September 13, unless either party sends to the other party a notice of nonrenewal at least 90 days prior to the expiration of any then-current renewal term. Mr. Vizirgianakis receives an annual base salary of not less than three hundred sixty thousand dollars ($360,000) per annum, subject to review by our Board at least annually for increase but not for decrease. Mr. Vizirgianakis is also eligible to receive annual bonuses in the discretion of our Board. The Vizirgianakis Agreement also provides for a one-time $10,000 moving allowance and reimbursement of counsel fees relating to visa matters and the negotiation of the Vizirgianakis Agreement. If we terminate Mr. Vizirgianakis’ employment without cause (as defined in the Vizirgianakis Agreement), we provide a notice of non-renewal, or Mr. Vizirgianakis terminates his employment for good reason (as defined in the Vizirgianakis Agreement), Mr. Vizirgianakis will be entitled to receive (i) a lump-sum cash payment from the Company in an amount equal to 1.5 times the annual base salary as is in effect immediately prior to the date of such termination, and (ii) continuation of all employee benefits and fringe benefits to which he was entitled under the Vizirgianakis Agreement immediately prior to such termination of employment for a period of 18 months following the termination of employment. The Vizirgianakis Agreement also contains non-competition and non-solicitation covenants from Mr. Vizirgianakis during the term of employment and for a period of 18 months thereafter.

19

In conjunction with the execution of the Vizirgianakis Agreement, Mr. Vizirgianakis received grants of an aggregate of 400,000 shares of restricted stock pursuant to the Company’s 2014 Employee Equity Incentive Plan (the “Plan”) as follows: (i) a grant of 134,000 shares vesting in five equal installments on September 1, 2017, 2018, 2019, 2020 and 2021; (ii) a performance grant of 133,000 shares which vests if both of the following conditions are satisfied simultaneously: (A) at any time prior to the third anniversary of the grant date, the most recent publicly reported trailing 4 fiscal quarter revenue of the Company (exclusive of the impact of any acquisitions after the grant date) is at least $35,000,000 and (B) the closing price of our common stock is at least $10.50 per share (subject to adjustment for stock splits, stock dividends and the like) for 10 consecutive trading days (these performance targets have been satisfied); and (iii) a performance grant of 133,000 shares which vests if both of the following conditions are satisfied simultaneously: (A) at any time prior to the fifth anniversary of the grant date, the most recent publicly reported trailing four fiscal quarter revenue of the Company (exclusive of the impact of any acquisitions after the grant date) is at least $48,000,000 and (B) the closing price of our common stock is at least $13.00 per share (subject to adjustment for stock splits, stock dividends and the like) for 10 consecutive trading days (these performance targets have not yet been satisfied). The aforementioned performance grants will vest on a change of control in accordance with the Plan only if the applicable share price threshold is met in such transaction.

Dwyer Employment Agreement

On August 21, 2017, we entered into an Employment Agreement (the “Dwyer Agreement”) with Joseph P. Dwyer pursuant to which Mr. Dwyer serves as the Company’s full time Chief Financial Officer. Mr. Dwyer had been serving as Interim Chief Financial Officer of the Company since September 13, 2016.

Pursuant to the Dwyer Agreement, Mr. Dwyer’s employment is automatically renewed and extended for consecutive one year renewal terms on each August 21, unless either party sends to the other party a notice of non-renewal at least 90 days prior to the expiration of the then-current renewal term. Mr. Dwyer receives an annual base salary of not less than two hundred seventy-five thousand dollars ($275,000) per annum, subject to review by the Board at least annually for increase but not for decrease. Mr. Dwyer is also eligible to receive annual bonuses in the discretion of the Board. If we terminate Mr. Dwyer’s employment without cause (as defined in the Dwyer Agreement), we provide a notice of non-renewal, or Mr. Dwyer terminates his employment for good reason (as defined in the Dwyer Agreement), Mr. Dwyer will be entitled to receive (i) a lump-sum cash payment from the Company in an amount equal to 100 percent of his annual base salary and (ii) continuation of all employee benefits and fringe benefits to which he was entitled under the Dwyer Agreement immediately prior to such termination of employment for a period of 12 months following the termination of employment. The Dwyer Agreement also contains non-competition and non-solicitation covenants from Mr. Dwyer during the term of employment and for a period of 12 months thereafter.

In conjunction with the execution of the Dwyer Agreement, Mr. Dwyer received a grant of a ten-year stock option to purchase 100,000 shares (the “Dwyer Stock Option Award”) of our common stock, under the Misonix, Inc. 2017 Equity Incentive Plan (the “2017 Incentive Plan”). The Dwyer Stock Option Award has an exercise price of $10.20 per share, which equals the fair market value on the date of grant as defined in the plan and vests and becomes exercisable in four equal annual installments from the date of grant.

Staley Employment Agreement

Effective as of September 27, 2019, we entered into an Employment Agreement (the “Staley Agreement”) with Allan Staley pursuant to which Mr. Staley serves as the Company’s full time President.

20

Pursuant to the Staley Agreement, the term of Mr. Staley’s employment is two years, and is automatically renewed and extended for consecutive one year renewal terms on each September 27, unless either party sends to the other party a notice of non-renewal at least 30 days prior to the expiration of the then-current renewal term. Under the agreement, Mr. Staley receives an annual base salary of $286,000 per annum, subject to annual review by the Board. Mr. Staley is also eligible to receive annual bonuses in the discretion of the Board. If we terminate Mr. Staley’s employment without cause (as defined in the Staley Agreement), we provide a notice of non-renewal, or Mr. Staley terminates his employment for good reason (as defined in the Staley Agreement), Mr. Staley will be entitled to receive (i) a lump-sum cash payment from the Company in an amount equal to 100 percent of his annual base salary and (ii) continuation of all employee benefits and fringe benefits to which he was entitled under the Staley Agreement immediately prior to such termination of employment for a period of 12 months following the termination of employment. The Staley Agreement also contains non-competition and non-solicitation covenants from Mr. Staley during the term of employment and for a period of 12 months thereafter.

Summary of Potential Payments Upon Termination or Following a Change-In-Control

Severance and Change-in-Control Payments

The named executive officers are entitled to severance payments in accordance with the terms of their employment agreements, as described above under “Narrative Disclosure to Summary Compensation Table and Outstanding Equity Awards Table – Employment Agreements.” As described above, severance payments are generally triggered in the event that an executive officer is terminated without cause, or the executive terminates employment without good reason, as defined in the applicable employment agreement.

Additionally, our equity incentive plans include provisions that accelerate vesting 100% upon a change in control of the Company. A change in control is generally defined as a change of more than 50% or more of the voting control of the Company. In the event of a change in control, holders of Misonix employee equity incentive awards would be eligible to exercise and sell their vested securities.

Quantification of Termination / Change in Control Payments

The following table shows the benefits which would be received by each of our named executive officers under their respective employment arrangement and the applicable equity plans and award agreements, in the event of his termination without cause or termination for good reason, or upon a change-in-control (data with respect to equity awards assumes at change of control at June 30, 2020 and that the price of our common stock on which the calculations were based was the closing price on June 30, 2020, which was $13.57 per share):

	Severance Payments			Change-in-Control Payments
	Salary	Employee Benefits	Total	Salary	Employee Benefits	Equity Awards(1)	Total

Stavros G. Vizirgianakis	$589,500	$15,129	$604,629	$-	$-	$3,384,743	$3,384,743

Joseph P. Dwyer	$300,000	$10,086	$310,086	$-	$-	$575,350	$575,350

Allan Staley	$286,000	$7,292	$293,292	$-	$-	$59,704	$59,704

(1)	Amounts reflect the potential value of full acceleration of: (a) for Mr. Vizirgiankis, all unvested options and restricted stock (which assumes that any stock price conditions and revenue targets, where applicable, have been met); and (b) for Mr. Dwyer and Mr. Staley, all unvested options, in each case upon a change in control of the Company (as defined in the applicable award agreements and equity plans).

21

Director Compensation for Fiscal 2020

Directors are compensated through payment of a cash fee and annual stock option grants. In fiscal 2020, each non-employee director was entitled to receive an annual fee of $35,000 and the Chairman of the Audit Committee received $45,000. For the fourth quarter of fiscal 2020, the Board of Directors waived their cash compensation fee. Each non-employee director is also reimbursed for reasonable expenses incurred while traveling to attend meetings of our Board and Board committees, and while traveling in furtherance of the Company’s business. The following table sets forth information for the fiscal year ended June 30, 2020 with respect to the compensation of our independent directors.

	DIRECTOR COMPENSATION FOR THE 2020 FISCAL YEAR
Name	Fees Earned or Paid in Cash ($)	Option Awards ($) (1)(2)	Total ($)
Mr. Patrick J. Beyer(3)	$-	-	$-
Paul LaViolette	$17,500	310,538	$328,038
Michael Koby	$17,500	310,538	$328,038
Thomas M. Patton	$33,750	253,649	$287,399
Gwendolyn A. Watanabe(4)	$26,250	253,649	$279,899

(1)	Amounts disclosed in this column represent the grant date fair value of each stock option award granted during fiscal year 2020 calculated in accordance with FASB ASC Topic 718 using the Black Scholes computation as of the date of grant of the award, excluding the effects of forfeitures. Assumptions used in the calculation of these amounts are included in footnote 7. Stock-based Compensation Plans in the notes to the consolidated financial statements. Amounts for Mr. LaViolette and Mr. Koby reflect a grant of 35,000 options each and amounts for Mr. Patton and Ms. Watanabe reflect a grant of 30,000 options each.
(2)	Outstanding options at June 30, 2020 were as follows: Mr. LaViolette – 35,000 shares, Mr. Koby – 35,000 shares, Mr. Patton – 82,500 shares, Ms. Watanabe – 50,000 shares.
(3)	Mr. Beyer was appointed to the Board effective on May 12, 2021.
(4)	Ms. Watanabe resigned from the Board effective on February 2, 2021.

22

EQUITY COMPENSATION PLAN INFORMATION

We currently maintain six compensation plans that provide for issuance of our common stock, as listed below. All six of these plans have been approved by our stockholders. We no longer grant any equity-based awards under the 2001 Employee Stock Option Plan or the 2005 Employee Equity Incentive Plan. The following table sets forth information regarding outstanding options and shares reserved and remaining available for future issuance under the foregoing plans as of June 30, 2020:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted –average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders
2001 Employee Stock Option Plan	5,438	$1.82	-
2005 Employee Equity Incentive Plan	1,000	$4.68	-
2009 Employee Equity Incentive Plan	93,918	$4.36	5,300
2009 Non Employee Director Stock Option Plan	53,750	$10.57	15,000
2012 Employee Equity Incentive Plan	287,250	$7.96	14,251
2012 Non Employee Director Stock Option Plan	88,750	$9.42	1,250
2014 Employee Equity Incentive Plan	256,625	$10.22	5,001
2017 Equity Incentive Plan	991,339	$11.34	955,661
Equity compensation plans not approved by security holders	0	-	-
Total	1,778,070	$9.16	996,463

.

23

SECURITY OWNERSHIP

The following table sets forth as of May 12, 2021 certain information with regard to the ownership of our Common Stock by (i) each beneficial owner of 5% or more of our Common Stock; (ii) each director; (iii) each executive officer named in the “Summary Compensation Table” above; and (iv) all executive officers and directors of the Company as a group. Unless otherwise stated, the persons named in the table have sole voting and investment power with respect to all Common Stock shown as beneficially owned by them.

Name and Address(1)	Common Stock Beneficially Owned		Percent Of Class
Stavros G. Vizirgianakis	1,770,724	(2)	9.97%
1315 Capital, LLC	1,714,017	(3)	9.66%
SV Health Investors, LLC	1,714,017	(4)	9.66%
Allan Staley	232,469		1.31%
Patrick J. Beyer(5)	-		*
Michael Koby	-	(6)	*
Paul LaViolette	-	(7)	*
Thomas M. Patton	70,750	(8)	*
Joseph P. Dwyer	123,428	(9)	*
All executive officers and Directors as a group (Ten people)	5,625,405	(10)	31.69%

*	Less than 1%
(1)	Except as otherwise noted, the business address of each of the named individuals in this table is c/o MISONIX, INC., 1938 New Highway, Farmingdale, New York 11735.
(2)	Includes 111,646 shares which Mr. Vizirgianakis has the right to acquire upon exercise of stock options which are exercisable within 60 days.
(3)	Includes 20,000 shares which 1315 Capital, LLC (“1315 Capital”) has the right to acquire upon exercise of stock options which are exercisable within 60 days.
(4)	Includes 20,000 shares which SV Health Investors, LLC (“SV Health Investors”) has the right to acquire upon exercise of stock options which are exercisable within 60 days.
(5)	Mr. Beyer was appointed to the Board effective on May 12, 2021.
(6)	Does not reflect any securities owned by 1315 Capital. Mr. Koby is a member of 1315 Capital Management, LLC. Under the Amended and Restated Limited Liability Company Agreement of 1315 Capital Management, LLC, Mr. Koby is deemed to hold securities for the benefit of 1315 Capital who is deemed to have voting and dispositive power with respect the securities. Mr. Koby disclaims beneficial ownership of the securities except to the extent of his pecuniary interest therein.
(7)	Does not reflect any securities owned by SV Health Investors. Mr. LaViolette is a member of SV Health Investors. Under the Limited Liability Company Agreement of SV Health Investors, Mr. LaViolette is deemed to hold securities for the benefit of 1315 Capital who is deemed to have voting and dispositive power with respect the securities. Mr. LaViolette disclaims beneficial ownership of the securities except to the extent of his pecuniary interest therein.
(9)	Includes 63,750 shares which Mr. Patton has the right to acquire upon exercise of stock options which are exercisable within 60 days.
(9)	Includes 118,728 shares which Mr. Dwyer has the right to acquire upon exercise of stock options which are exercisable within 60 days.
(10)	Includes 345,187 shares which such persons have the right to acquire upon exercise of stock options which are exercisable within 60 days.

24

PROPOSAL TWO -
NON-BINDING ADVISORY VOTE TO APPROVE THE COMPENSATION OF
OUR NAMED EXECUTIVE OFFICERS

We are providing our stockholders the opportunity to vote to approve, on an advisory, non-binding basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the SEC’s rules. This proposal, which is commonly referred to as “say-on-pay,” is required by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, which added Section 14A to the Securities Exchange Act of 1934, as amended.

As discussed in the Compensation Discussion and Analysis above and in the Compensation Disclosure Tables that follow, our executive compensation program is designed to attract, retain, and reward capable employees who can contribute to our success. We believe that our executive compensation program is reasonable, competitive, and focused on the principle of pay for performance. To that end, compensation is based on a mix of base salary, performance-based annual and long-term incentives, and benefits and perquisites. Furthermore, we seek to maintain levels of compensation that are competitive with similar companies in our industry. We believe that the fiscal 2020 compensation of our named executive officers was appropriate and aligned with our fiscal 2020 results.

The say-on-pay vote gives stockholders the opportunity to indicate their views on the compensation of our named executive officers. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers disclosed and the compensation philosophy, policies, and practices disclosed in this proxy statement. Accordingly, our Board is seeking stockholder approval of the following resolution:

“RESOLVED, that the stockholders approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission in the ‘Compensation Discussion and Analysis’ and the related accompanying tabular and narrative disclosure included in the Company’s Proxy Statement for the fiscal 2021 Annual Meeting of stockholders.”

As an advisory vote, this proposal is not binding upon the Company or our Board. Nevertheless, the Compensation Committee of our Board, which is composed solely of independent directors and is responsible for making decisions regarding the amount and form of compensation paid to our executive officers, will carefully consider the stockholder vote on this matter, along with the other expressions of stockholders views it receives on specific policies and desirable actions. If there are a significant number of unfavorable votes, we will seek to understand the concerns that influenced the vote and address them in making future decisions affection the executive compensation program. The next stockholder advisory vote on executive compensation of our named executive officers will take place at the 2022 Annual Meeting of Stockholders that our stockholders approve pursuant to Proposal 3 in this proxy statement.

Our Board recommends a vote FOR
the proposal to approve the compensation
of our named executive officers as disclosed in this proxy statement.

25

PROPOSAL THREE -
APPROVAL OF THE MISONIX, INC. EMPLOYEE STOCK PURCHASE PLAN

On May 6, 2021, our Board approved the Misonix, Inc. Employee Stock Purchase Plan (the “ESPP”), subject to stockholder approval, and reserved 400,000 shares of our Common Stock for issuance under the ESPP. The ESPP became effective on May 6, 2021, subject to stockholder approval. If stockholder approval is not obtained within 12 months following such date, the ESPP will have no effect.

Our stockholders are being asked to approve the ESPP and the reservation by the Board of Common Stock under the ESPP for the purpose of qualifying such Common Stock for special tax treatment under Section 423 of the Internal Revenue Code of 1984, as amended (the “Code”). If the ESPP is approved, it is expected that there will be sufficient shares available under the ESPP to satisfy our needs under the ESPP for approximately 3 years, but the shares available under the ESPP could last for a different period of time if actual participation does not match current expectations or our share price changes materially.

Based on the closing price on the Nasdaq Global Market for our Common Stock on May 6, 2021 of $18.25 per share, the aggregate market value as of that date of the 400,000 shares of Common Stock requested under the ESPP was $7,300,000. The 400,000 shares of Common Stock that will be available under the ESPP will represent approximately 2.1% of our fully-diluted outstanding shares of Common Stock as of May 12, 2021.

Purpose of the ESPP

The purpose of the ESPP is to offer eligible employees an opportunity to purchase Common Stock directly from the Company at a discounted price, and align wealth creation opportunities for employees with those of stockholders. The ESPP will broaden employee access to our Common Stock, by offering all employees the opportunity to purchase through convenient payroll deductions.

Description of the ESPP

The material terms and provisions of the ESPP are summarized below. This summary, however, does not purport to be a complete description of the ESPP. The following summary of the ESPP is qualified in its entirety by reference to the complete text of the ESPP, a copy of which is included as Appendix A to this Proxy Statement.

Eligibility

All employees of the Company will generally be eligible to participate in the ESPP, except for employees who customarily work 20 hours or less per week. A new hire will be eligible to enroll during the next enrollment window following his or her date of hire. A terminating employee will generally be withdrawn from the ESPP and refunded any contributions made as of his or her date of termination.

The Compensation Committee may delegate the determination of eligibility requirements and participating subsidiaries to the Company.

As of May 6, 2021, approximately 270 employees are eligible to participate in the ESPP. The basis for participation in the ESPP is meeting the eligibility requirements and electing to participate.

Offering Periods

In general, unless otherwise determined by the Committee, each offering period under the ESPP will be six months and the purchase date will be the last trading day of the offering period. Subsequent non-overlapping offering periods will follow every six months, with stock purchases occurring at the end of each offering period. The Compensation Committee has the authority to change the timing and duration of future offering periods.

Although the Company has not yet determined when the first offering period under the ESPP might commence, it is currently anticipated that the first offering period would commence on or around September 1, 2021 and will have a six-month duration, closing on February 28, 2022. No offering period will have a duration exceeding 27 months.

Participation

Eligible employees may elect to participate in the ESPP by making an election to contribute a percentage of their after-tax compensation through payroll deductions. Elections must be made in whole percentages with a minimum of 1% and a maximum of 15%. The contribution election will generally be taken during an enrollment period preceding the opening of the offering period. Contribution elections will generally be maintained for future offerings unless the employee elects to change the rate of contribution during an enrollment period or elects to withdraw from the ESPP. Increases to the contribution rate, or decreases to the contribution rate (other than to suspend future contributions or to withdraw) are not permitted outside of enrollment windows.

26

Eligible Compensation

Compensation under the ESPP is defined as all base straight time salary and wages, but excludes all other forms of compensation. Cash-based incentive compensation and sales commissions are excluded from Compensation under the ESPP.

Participant Accounts

Unfunded accounts will be established for each participant to accumulate payroll deductions. No interest shall accrue on a participant’s payroll deductions or any other amount credited to the account. Participants will be provided with information related to account activity, including balances, payroll deductions, purchase prices and shares purchased.

Purchase of Common Stock

At the end of an offering period, the balance of the participants’ accounts will be used to purchase full shares of Common Stock, subject to a limit of 1,250 shares in any single offering period. Generally, the purchase price will be no less than 85% of the lower of the fair market value of a share of Common Stock at the beginning and ending of the offering period; however, the Committee may modify the manner in which the purchase price may be determined prior to the beginning of an offering period, so long as it is not lower than this amount. Fractional shares may not be purchased, and any remaining contributions that are not sufficient to purchase a full share will be retained in the participant’s account for the subsequent offering period.

No employee will be authorized to purchase Common Stock through this program if, immediately after the purchase, such employee (or any other person whose stock would be attributed to such employee pursuant to Section 424(d) of the Code) would own stock and/or hold outstanding options to purchase stock possessing five percent or more of the total combined voting power or value of all classes of stock of the Company or of any parent of the Company or any subsidiary, and no participant will be entitled to purchase Common Stock under the ESPP at a rate which, when aggregated with his or her rights to purchase Common Stock under all other employee stock purchase plans of the Company or any participating subsidiary, exceeds $25,000 in fair market value, determined as of the grant date (or such other limit as may be imposed by the Code) for each calendar year in which any option granted to the participant under any such plans is outstanding at any time.

Shares of Common Stock will be issued to participants as promptly as administratively feasible after each purchase date.

As of May 6, 2021, the closing price of our Common Stock as reported on the Nasdaq Global Market was $18.25 per share.

Transferability

Shares may not be transferred out of the participant account absent a sale until the later of (a) 2 years from the beginning of the applicable offering period and (b) 1 year from the applicable purchase date. However, shares may be sold during this period.

Withdrawal and Termination of Employment

During an offering period, an employee may elect to reduce their contribution to 0% or may elect to fully withdraw from the ESPP at any time up to 30 days prior to the end of the offering period. If a participant requests to withdraw from the ESPP, contributions made during the current offering period will be refunded in full. Partial withdrawals are not permitted. If a participant withdraws from an offering period, he or she must wait at least one year after such withdrawal to elect to participate in future offerings.

Upon termination of a participant’s employment for any reason more than 30 days prior to the purchase date, the employee will be withdrawn from the ESPP and contributions will be refunded. The purchase will proceed for participants who terminate within 30 days prior to the purchase date.

27

Merger or Asset Sale

In the event of a proposed sale of all or substantially all of the assets of the Company or the merger of the Company with or into another corporation, each option under the ESPP will be assumed or an equivalent option will be substituted by the successor entity or parent or subsidiary of such successor entity, unless the Board or the Compensation Committee determines to shorten the then-current offering period by setting a new purchase date or to cancel each outstanding option and refund all sums collected during such then-current offering period. If the offering period is shortened, the Company will notify each participant in writing at least five business days prior to the new purchase date that the purchase date has been changed and that such participant’s option will be automatically exercised on the new purchase date unless the participant has withdrawn from such offering period.

Authorized Shares

The total number of shares of Common Stock reserved for issuance over the term of the ESPP is 400,000. The shares of Common Stock issuable under the ESPP may be made available from authorized but unissued shares of Common Stock or from shares of Common Stock we reacquire, including shares repurchased on the open market.

Administration

The ESPP will be administered by the Compensation Committee. Subject to the terms of the ESPP, the Compensation Committee will have the power to construe the provisions of the ESPP, to determine all questions arising thereunder, and to adopt and amend such rules and regulations for administering the ESPP as the Compensation Committee deems desirable. The Compensation Committee may delegate to any committee, person (whether or not an employee of the Company or a participating subsidiary) or entity any of its responsibilities or duties under the ESPP.

Amendment or Termination

The Board or the Compensation Committee may at any time and for any reason terminate or amend the ESPP. Except as specifically provided for in the ESPP, no amendment or termination may make any change to any option previously granted under the ESPP that adversely affects the rights of any participant. Without stockholder consent and without regard to whether any participant’s rights may be considered to have been “adversely affected,” the Compensation Committee may change the offering periods, limit the frequency and/or number of changes in the amount withheld during an offering period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company’s processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant’s compensation, and establish other limitations or procedures as the Compensation Committee determines in its sole discretion are advisable and consistent with the ESPP. The Company will obtain stockholder approval of any ESPP amendment to the extent necessary and desirable to comply with Section 423 of the Code, or any successor rule or statute, or other applicable law, rule or regulation, including the requirements of any exchange or quotation system on which the Common Stock is listed or quoted. Such stockholder approval, if required, will be obtained in a manner and to a degree as may be required by applicable law, rule or regulation.

Non-U.S. Participants

To the extent permitted under Section 423 of the Code, without the amendment of the ESPP, the Company may provide for the participation in the ESPP by employees of the Company or a subsidiary who are subject to the laws of foreign countries or jurisdictions on such terms and conditions different from those specified in the ESPP as may in the judgment of the Company be necessary or desirable to foster and promote achievement of the purposes of the ESPP and, in furtherance of such purposes the Company may make such modifications, amendments, procedures, sub-plans and the like as may be necessary or advisable to comply with provisions of laws of other countries or jurisdictions in which the Company or the Company’s subsidiaries operate or have employees.

Federal Tax Consequences

The ESPP is intended to qualify as an “employee stock purchase plan” within the meaning of Section 423 of the Code. Under the Code, no taxable income is recognized by the participant with respect to shares purchased under the ESPP either at the time of enrollment or at any purchase date within an offering period.

If the participant disposes of shares purchased pursuant to the ESPP more than two years from the applicable grant date, and more than one year from the applicable purchase date, the participant will recognize ordinary income equal to the lesser of (1) the excess of the fair market value of the shares at the time of disposition over the purchase price, or (2) 15% of the fair market value of the shares on the grant date (or such lesser discount to the fair market value of the purchase price of the shares on the grant date as may be set by the Compensation Committee in an offering period). Any gain on the disposition in excess of the amount treated as ordinary income will be long-term capital gain. The Company is not entitled to take a deduction for the amount of the discount in the circumstances indicated above.

28

If the participant disposes of shares purchased pursuant to the ESPP within two years after the grant date or one year after the purchase date, the employee will recognize ordinary income on the excess of the fair market value of the stock on the purchase date over the purchase price. Any difference between the sale price of the shares and the fair market value on the purchase date will be capital gain or loss. The Company is entitled to a deduction from income equal to the amount the employee is required to report as ordinary compensation income.

The federal income tax rules relating to employee stock purchase plans qualifying under Section 423 of the Code are complex. Therefore, the foregoing outline is intended to summarize only certain major U.S. federal income tax rules concerning qualified employee stock purchase plans.

New Plan Benefits

Because benefits under the ESPP will depend on employees’ elections to participate and the fair market value of the Common Stock at various future dates, it is not possible to determine the benefits that will be received by executive officers and other employees if the ESPP is approved by the stockholders. Non-employee directors are not eligible to participate in the ESPP.

Registration with the SEC

We intend to file a Registration Statement on Form S-8 relating to the issuance of Common Stock under the ESPP with the Securities and Exchange Commission pursuant to the Securities Act of 1933 as soon as practicable after approval of the ESPP by our stockholders.

Equity Compensation Plan Information

We currently maintain six compensation plans that provide for issuance of our Common Stock, as listed below. All six of these plans have been approved by our stockholders. We no longer grant any equity-based awards under the 2001 Employee Stock Option Plan or the 2005 Employee Equity Incentive Plan. The following table sets forth information regarding outstanding options and shares reserved and remaining available for future issuance under the foregoing plans as of June 30, 2020:

			Number of
			securities
			remaining
			available for
	Number of	Weighted	future
	securities to	-average	issuance
	be	exercise	under equity
	issued upon	price of	compensation
	exercise of	outstanding	plans
	outstanding	options,	(excluding
	options,	warrants	securities
	warrants	and	reflected in
Plan category	and rights	rights	column (a))
Equity compensation plans approved by security holders
2001 Employee Stock Option Plan	5,438	$1.82	-
2005 Employee Equity Incentive Plan	1,000	$4.68	-
2009 Employee Equity Incentive Plan	93,918	$4.36	5,300
2009 Non Employee Director Stock Option Plan	53,750	$10.57	15,000
2012 Employee Equity Incentive Plan	287,250	$7.96	14,251
2012 Non Employee Director Stock Option Plan	88,750	$9.42	1,250
2014 Employee Equity Incentive Plan	256,625	$10.22	5,001
2017 Equity Incentive Plan	991,339	$11.34	955,661
Equity compensation plans not approved by security holders	0	-	-
Total	1,778,070	$9.16	996,463

The Company’s Board of Directors recommends a vote FOR the proposal to approve the Misonix, Inc. Employee Stock Purchase Plan.

29

PROPOSAL FOUR -
APPROVAL OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected Deloitte & Touche LLP to serve as our independent registered public accounting firm for the 2021 fiscal year. Deloitte & Touche LLP will audit our consolidated financial statements for the 2021 fiscal year and perform other services. While stockholder ratification is not required by our bylaws or otherwise, our Board, at the direction of the Audit Committee, is submitting the selection of Deloitte & Touche LLP to the stockholders for ratification as part of good corporate governance practices. If the stockholders fail to ratify the selection, the Audit Committee may, but is not required to, reconsider whether to retain Deloitte & Touche LLP. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different accounting firm as the independent registered public accounting firm for the Company for the year ending June 30, 2021 at any time during the year if it determines that such a change would be in the best interest of the Company and its stockholders.

A representative of Deloitte & Touche LLP is expected to be available either personally or by telephone at the Annual Meeting to respond to appropriate questions from stockholders and will be given the opportunity to make a statement if he or she desires to do so.

2019 Change in Independent Registered Public Accounting Firm

On December 3, 2019, we dismissed BDO USA, LLP (“BDO”) effective immediately as our independent registered public accounting firm (after receiving approval of the Audit Committee).

BDO’s audit reports on our consolidated financial statements as of and for the year ended June 30, 2019 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except as follows:

BDO’s report on our consolidated financial statements as of and for the year ended June 30, 2019 contained a separate change in accounting principle paragraph regarding the adoption of Accounting Standards Codification Topic No. 606 “Revenue from Contracts with Customers.” BDO’s report on the effectiveness of internal control over financial reporting, dated September 5, 2019, expressed an adverse opinion on the effectiveness of our internal control over financial reporting as of June 30, 2019 as a result of a material weakness regarding the completeness and accuracy of unrecorded liabilities. The identified control deficiency did not result in any material misstatements in the Company’s financial statements. BDO indicated that the material weakness was considered in determining the nature, timing, and extent of audit tests applied in its audit of our consolidated financial statements as of and for the year ended June 30, 2019 and did not affect its report dated September 5, 2019 on those financial statements. There were no disagreements with BDO about this self-identified material weakness.

During our fiscal years ended June 30, 2019 and the subsequent interim period through December, 3, 2019, there were no disagreements with BDO on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO, would have caused BDO to make reference to the subject matter of the disagreement in connection with its reports or “reportable events” as defined in Regulation S-K, Item 304(a)(1)(v); except that (i) in our annual report on Form 10-K for the year ended June 30, 2019, management concluded in its report, and BDO concurred, that our internal control over financial reporting as of June 30, 2019 was not effective as a result of the material weaknesses described above and (ii) in our quarterly report on Form 10-Q for the quarter ended September 30, 2019, management concluded in its report that our internal control over financial reporting as of September 30, 2019 was not effective as a result of the material weakness identified in our 2019 financial statements because the new controls implemented to remediate the material weakness had not been tested for a sufficient number of months for us to conclude that this control is effective.

We provided BDO with a copy of the above disclosures and requested that BDO furnish a letter addressed to the SEC stating whether it agreed with the statements made herein. A copy of BDO’s letter dated December 4, 2019 was filed as Exhibit 16.1 to the Company’s Current Report on Form 8-K filed with the SEC December 4, 2019.

On December 3, 2019, we engaged Deloitte & Touche LLP (“Deloitte”) as our new independent registered public accounting firm for the fiscal year ending June 30, 2020 (after receiving approval of the Audit Committee).

30

During our two most recent fiscal years ended June 30, 2020 and June 30, 2019, neither the Company nor anyone on its behalf has consulted with Deloitte regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and neither a written report nor oral advice was provided to us that Deloitte concluded was an important factor considered by us in reaching a decision as to any accounting, auditing, or financial reporting issue, (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Audit Fees

Deloitte billed us $704,000 in the aggregate for services rendered for the audit of the Company’s 2020 fiscal year, and for the review of our interim consolidated financial statements included in the Company’s Quarterly Reports on Form 10-Q for the quarters ended December 31, 2019 and March 31, 2020.

BDO billed the Company $100,000 and $410,000 in the aggregate for services rendered for the audit of the Company’s 2020 and 2019 fiscal years, respectively, and the review of the Company’s interim consolidated financial statements included in the Company’s Quarterly Reports on Form 10-Q for the Company’s 2020 and 2019 fiscal years, respectively. Fees for 2019 fiscal year have been revised by $110,000 to update the amount to reflect the resolution of final fees, which occurred subsequent to the filing of our Form 10-K for the fiscal year ended June 30, 2020.

Audit-Related Fees

BDO billed the Company $174,010 and $97,227 for audit-related services rendered during the Company’s 2020 and 2019 fiscal year, respectively. The services related to the filing of registration statements on Forms S-4 and S-3 and a comfort letter in fiscal 2020 and the filing of registration statements on Form S-4 and due diligence for the Solsys acquisition in fiscal 2019.

Tax Fees and All Other Fees

Neither Deloitte nor BDO provided any tax services or other services to us during the fiscal years ended June 30, 2020 and 2019, respectively.

Policy on Pre-approval of Independent Registered Public Accounting Firm Services

The charter of the Audit Committee provides for the pre-approval of all audit services and all permitted non-audit services to be performed for Misonix by the independent registered public accounting firm, subject to the requirements of applicable law. The procedures for pre-approving all audit and non-audit services provided by the independent registered public accounting firm include the Audit Committee reviewing audit-related services, tax services and other services. The Audit Committee periodically monitors the services rendered by and actual fees paid to the independent registered public accounting firm to ensure that such services are within the parameters approved by the Audit Committee.

Our Board recommends a vote FOR the proposal
to approve the appointment of Deloitte & Touche LLP as the
Company’s independent registered public accounting firm

31

STOCKHOLDER PROPOSALS

Eligibility to Submit a Proposal

Under Rule 14a-8 promulgated under the Exchange Act, in order to be eligible to submit a proposal, you must have continuously held at least $2,000 in market value, or 1%, of our Common Stock entitled to be voted on the proposal at the meeting for at least one year by the date you submit the proposal. You must continue to hold those securities through the date of the meeting.

Inclusion in Next Year’s Proxy Statement

A stockholder who desires to have his or her proposal included in our proxy statement for our annual meeting of stockholders to be held in 2022 must deliver the proposal to our principal executive offices (at the address noted above) no later than the close of business on January 14, 2022.

Presentation at Meeting

Rule 14a-4(c) under the Exchange Act provides that if a proponent of a proposal fails to notify us at the address below at least 45 days prior to the month and day of mailing of the prior year’s proxy statement (or any date specified in an advance notice provision), then the management proxy holders will be allowed to use their discretionary voting authority with respect to the voting of proxies when the proposal is presented at the meeting, without any discussion of the matter in the proxy statement. With respect to our 2022 annual meeting of stockholders, if we are not provided notice of a stockholder proposal, which the stockholder has not previously sought to include in our proxy statement, by March 30, 2022, the management proxy holders will be allowed to use their discretionary authority with respect to the voting of proxies.

In addition, our bylaws require that a proposal to be submitted by a stockholder for a vote of the Company’s stockholders at our annual meeting of stockholders, whether or not also submitted for inclusion in the Company’s proxy materials, must be preceded by adequate notice to the Corporate Secretary of the Company. To be adequate, the notice must set forth certain information specified in our bylaws about the stockholder and the proposal. Our bylaws are available in our SEC filings which can be accessed on our website at www.misonix.com under the “Investors Relations” tab and will be provided to any stockholder upon written request to Misonix, Inc., 1938 New Highway, Farmingdale, New York 11735, Attn: Corporate Secretary.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Minoan Medical (Pty) Ptd. (“Minoan”) (formerly Applied BioSurgical) is an independent distributor for the Company in South Africa. The chief executive officer of Minoan is also the brother of Stavros G. Vizirgianakis, the CEO of Misonix, Inc.

Set forth below is a table showing the Company’s net revenues for the years ended June 30 and accounts receivable at June 30 for the indicated time periods below with Minoan:

	For the years ended June 30,
	2020	2019

Sales	$1,689,416	$1,405,430
Accounts receivable	$469,124	$221,240

32

ANNUAL REPORT

A copy of the Company’s Annual Report to Stockholders for the fiscal year ended June 30, 2020 has been provided to all stockholders. Stockholders are referred to the Annual Report for financial and other information about the Company, but the Annual Report is not incorporated in this proxy statement and is not part of the proxy soliciting material.

OTHER BUSINESS

As of the date of this proxy statement, our Board does not know of any business other than that specified above to come before the Annual Meeting, but, if any other business does lawfully come before the annual meeting, it is the intention of the persons named in the enclosed proxy to vote in regard thereto in accordance with their judgment.

SOLICITATION OF PROXIES

We will pay the cost of soliciting proxies in the accompanying form and as set forth below. In addition to solicitation by use of the mails, certain officers and regular employees of the Company may solicit proxies by telephone, email or personal interview without additional remuneration therefor.

By Order of the Board of Directors,
Joseph P. Dwyer
Secretary

Dated: May 14, 2021

Farmingdale, New York

33

ANNEX A

EMPLOYEE STOCK PURCHASE PLAN

1.       Purpose. The purpose of this Plan is to provide eligible employees of the Company and its Participating Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions or other permitted contributions. Except as provided in Section 27, the Company intends that the Plan will qualify as an “Employee Stock Purchase Plan” under Section 423 of the Code, and accordingly the Plan shall be construed consistently with such intent.

2.       Definitions.

2.1       “Account” shall mean each separate account maintained for a Participant under the Plan, collectively or singly as the context requires. Each Account shall be credited with a Participant’s contributions, and shall be charged for the purchase of Common Stock. A Participant shall be fully vested in his or her Account at all times. The Committee may create special types of Accounts and subaccounts for administrative reasons.

2.2       “Board” shall mean the Board of Directors of the Company.

2.3       “Code” shall mean the Internal Revenue Code of 1986, as amended.

2.4       “Committee” shall mean the Compensation Committee of the Board, or any person or committee authorized by the Compensation Committee to administer the Plan pursuant to Section 13.

2.5       “Common Stock” shall mean the common stock of the Company, par value $0.0001 per share.

2.6       “Company” shall mean Misonix, Inc., a Delaware corporation.

2.7       “Compensation” shall mean all base straight time salary and wages, but excluding all other forms of compensation, such as overtime premiums, annual incentives, commissions and bonuses.

2.8       “Employee” shall mean an individual who renders services to the Company or to a Participating Subsidiary pursuant to an employment relationship with such employer. A person rendering services to the Company or to a Participating Subsidiary purportedly as an independent consultant or contractor, a leased employee or a temporary worker engaged through an employment agency shall not be an Employee for purposes of the Plan.

2.9       “Enrollment Period” shall mean the period prescribed by the Committee preceding an Offering Period during which the Participant may elect to participate in such Offering Period.

2.10       “Fair Market Value” of a share of Common Stock on a given day shall be the closing transaction price of a share of Common Stock as reported on the Nasdaq Global Market (or such other exchange on which shares of Common Stock are listed) on the date as of which such value is being determined or, if there shall be no reported transactions on such date, on the next preceding date for which a transaction was reported.

2.11       “Grant Date” means the first Trading Day of each Offering Period, as determined by the Committee and announced to eligible Employees.

2.12       “Offering Period” means the six consecutive month period commencing on each Grant Date; provided, however, that the Committee may declare, as it deems appropriate and in advance of the applicable Offering Period, a shorter or longer Offering Period, not to exceed 27 months in duration.

A-1

2.13       “Participant” shall mean an Employee who is participating in this Plan by meeting the eligibility requirements of Section 3 and electing to participate in the Plan in accordance with procedures prescribed by the Company.

2.14       “Participating Subsidiary” shall mean each Subsidiary of the Company which the Committee designates to participate in the Plan from time to time.

2.15       “Plan” shall mean this Misonix, Inc. Employee Stock Purchase Plan, as amended or amended and restated from time to time.

2.16       “Purchase Date” shall mean the last Trading Day of each Offering Period.

2.17       “Purchase Price” shall mean an amount equal to 85% of the Fair Market Value of a share of Common Stock (i) on the Grant Date or (ii) on the Purchase Date, whichever is lower; provided, however , that the Committee may modify the manner in which the Purchase Price is determined by notifying Participants of such modification prior to the beginning of the Offering Period to which such modification relates, and provided that in no event shall such per share Purchase Price be less than the lesser of 85% of the Fair Market Value of a share of Common Stock (i) on the Grant Date or (ii) on the Purchase Date.

2.18       “Reserves” shall mean the number of shares of Common Stock which have been authorized for issuance under the Plan but not yet purchased pursuant to the Plan.

2.19       “Subsidiary” shall mean a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary, as defined in Section 424(f) of the Code.

2.20       “Trading Day” shall mean a day on which national stock exchanges are open for trading.

3.       Eligibility.

3.1       An Employee shall become eligible to participate in the Plan as of the first Grant Date on which such Employee’s customary employment with the Company exceeds 20 hours or more per week (and he or she satisfies any other eligibility requirements the Committee may establish from time to time consistent with Section 423 of the Code).

3.2       Notwithstanding any provisions of the Plan to the contrary, (i) no Employee shall be granted an option under the Plan if, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own stock and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any parent of the Company or any Subsidiary, and (ii) no Participant shall be entitled to purchase stock under this Plan at a rate which, when aggregated with his or her rights to purchase stock under all other employee stock purchase plans of the Company or any Participating Subsidiary, exceeds $25,000 in Fair Market Value, determined as of the Grant Date (or such other limit as may be imposed by the Code) for each calendar year in which any option granted to the Participant under any such plans is outstanding at any time.

3.3       For purposes of the Plan, eligibility shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company or the Participating Subsidiary, to the extent permitted under Section 423 of the Code.

4.       Offering Periods. The Plan shall be implemented by consecutive Offering Periods, each beginning on a Grant Date specified by the Committee, until suspended or terminated in accordance with Section 19 hereof. The Committee will have the authority to establish additional or alternative sequential or overlapping Offering Periods, a different duration for one or more Offerings or Offering Periods (including the Grant Dates applicable thereto) or different commencement or ending dates for such Offering Periods with respect to future offerings without stockholder approval if such change is announced to Participants prior to the scheduled beginning of the first Offering Period to be affected thereafter; provided, however, that no Offering Period may have a duration exceeding twenty-seven (27) months.

A-2

5.       Participation.

5.1       An eligible Employee may become a Participant in the Plan by making an election, in the manner prescribed by the Company and during the applicable Enrollment Period, to contribute a percentage of such Employee’s Compensation to his or her Account through payroll deductions or other contributions permitted by the Committee.

5.2       Payroll deductions for a Participant with respect to an Offering Period shall commence on the first pay date in the applicable Offering Period and shall end on the last pay date in such Offering Period unless sooner terminated by the Participant as provided in Section 10 hereof.

6.       Payroll Deductions.

6.1       At the time a Participant elects to participate in the Plan with respect to an Offering Period, he or she shall elect to have payroll deductions made on each payday during the Offering Period in an amount, designated as a whole percentage not less than 1% and not exceeding 15%, of the Compensation which he or she receives on each payday during the Offering Period. During the Enrollment Period and in accordance with procedures prescribed by the Company, the Participant may increase or decrease the rate of his or her payroll deductions for the Offering Period commencing immediately following the end of such Enrollment Period. During an Offering Period, a Participant may reduce his or her payroll deductions to 0%, but otherwise may not increase or decrease his or her payroll deductions applicable to such Offering Period. Except for reductions in payroll deductions to 0%, as provided in this Section 6.1, or a Participant’s discontinuation of participation in accordance with Section 10 hereof, the latest payroll deduction election made by the Participant during an Enrollment Period shall remain in effect through the duration of the following Offering Period.

6.2       The maximum number of Shares that can be purchased by a Participant during an Offering Period shall not exceed 1,250.

6.3       Subject to the limitations set forth herein, the Committee may allow Participants to make contributions under the Plan in a form other than through payroll deductions if payroll deductions are not permitted under applicable local law and, with respect to an offering intended to comply with Section 423 of the Code, if the Committee determines that such other contributions are permissible under Section 423 of the Code.

6.4       All payroll deductions and other permitted contributions made by a Participant shall be credited to his or her Account under the Plan. A Participant may not make any contributions or payments to such Account other than through payroll deductions except to the extent expressly permitted by the Committee.

6.5       A Participant’s election under the Plan which is in effect as of the last day of an Offering Period shall continue in effect for the next following Offering Period unless the Participant affirmatively increases or decreases the rate of his or her payroll deductions or other permitted contributions for such subsequent Offering Period pursuant to Section 6.1 or terminates his or her participation for such Offering Period pursuant to Section 10.

6.6       Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3.2 hereof, a Participant’s payroll deductions or other permitted contributions may be suspended at any time during any Offering Period. In such case, payroll deductions or other permitted contributions for the next following Offering Period in which the Participant complies with Section 423(b)(8) of the Code and Section 3.2 hereof, shall resume at the rate most recently elected by such Participant, unless changed by the Participant with respect to such Offering Period pursuant to Section 6.1 or terminated by the Participant pursuant to Section 10.

A-3

6.7       At the time Common Stock is purchased under the Plan pursuant to the exercise of an option, or at the time some or all of the Common Stock issued under the Plan is disposed of, the Participant must make adequate provision for the Company’s federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock acquired upon the exercise of an option. At any time, the Company may, but will not be obligated to, withhold from the Participant’s compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefit attributable to the sale or early disposition of Common Stock by the Participant.

7.       Option to Purchase Common Stock. On the Grant Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on the Purchase Date of such Offering Period, at the applicable Purchase Price, up to a number of shares of Common Stock determined by dividing such Employee’s payroll deductions and other permitted contributions accumulated during such Offering Period and retained in the Participant’s Account as of the Purchase Date by the applicable Purchase Price; provided that such purchase shall be subject to the limitations set forth in Sections 3.2,6.1 and 12 hereof. The purchase of Common Stock shall occur as provided in Section 8, unless the Participant has withdrawn from the Plan pursuant to Section 10, and the option shall expire on the last day of the Offering Period.

8.       Purchase of Common Stock. Unless a Participant withdraws from the Plan as provided in Section 10.1 below, his or her option for the purchase of Common Stock shall be exercised automatically on the Purchase Date, and the maximum number of full shares subject to the option shall be purchased for such Participant at the applicable Purchase Price with the accumulated payroll deductions and other permitted contributions in his or her Account. No fractional shares of Common Stock shall be purchased, and any payroll deductions or other permitted contributions accumulated in a Participant’s Account which are not sufficient to purchase a full share shall be retained in the Participant’s account for the subsequent Offering Period, subject to earlier withdrawal by the Participant as provided in Section 10 hereof. Any other monies left over in a Participant’s Account after the Purchase Date shall be returned to the Participant. During a Participant’s lifetime, a Participant’s option to purchase shares of Common Stock hereunder is exercisable only by him or her.

9.       Issuance or Transfer of Shares. As promptly as practicable after each Purchase Date on which a purchase of shares occurs, the Company shall deliver the shares purchased by the Participant to a brokerage account established for the Participant at a Company-designated brokerage firm (a “Brokerage Account”). The Company may require that, except as otherwise provided below, the deposited shares may not be transferred (either electronically or in certificate form) from the Brokerage Account until the later of the following two periods: (i) the end of the two-year period measured from the Grant Date for the Offering Period in which the shares were purchased and (ii) the end of the one-year period measured from the Purchase Date for that Offering Period. Such limitation shall apply both to transfers to different accounts with the same broker and to transfers to other brokerage firms. Any shares held for the required holding period may be transferred (either electronically or in certificate form) to other accounts or to other brokerage firms. The foregoing procedures shall not limit in any way the Participant’s right to sell or dispose of the shares deposited to his or her Brokerage Account. Such procedures are designed solely to ensure that any sale of shares prior to the satisfaction of the required holding period is made through the Brokerage Account. However, shares may not be transferred (either electronically or in certificate form) from the Brokerage Account for use as collateral for a loan, unless those shares have been held for the required holding period. The foregoing procedures shall apply to all shares purchased by the Participant under the Plan, whether or not the Participant continues in Employee status.

10.       Withdrawal; Termination of Employment.

10.1       During an Offering Period, a Participant may withdraw all but not less than all of the payroll deductions and other contributions credited to his or her Account and not yet used to purchase shares of Common Stock under the Plan by making a withdrawal election in the manner prescribed by the Company; provided, however, that except as provided for in Section 18.3, a Participant may not make such withdrawal election later than 30 days prior to the applicable Purchase Date. Except as provided for in the foregoing sentence, any such withdrawal election shall take effect as soon as administratively practicable after the date of such election. All of the Participant’s payroll deductions and other permitted contributions credited to his or her Account shall be paid to such Participant as soon as administratively practicable after the date of a withdrawal election and such Participant’s option for the Offering Period shall be automatically terminated, and no further payroll deductions or other contributions for the purchase of shares shall be made during the Offering Period. If a Participant withdraws from an Offering Period, payroll deductions or other permitted contributions shall not resume at the beginning of the succeeding Offering Period. The Participant may make a new enrollment election pursuant to Section 5 of the Plan; provided, however, that the Participant must wait at least one (1) year after he or she withdraws from an Offering Period to make such election to participate in future Offering Periods.

A-4

10.2       Upon termination of a Participant’s employment for any reason, including death, disability or retirement, or a change in the Participant’s employment status following which the Participant is no longer eligible to participate in the Plan pursuant to Section 3.1, which in either case occurs at least 30 days prior to a Purchase Date, the Participant will be deemed to have elected to withdraw from the Plan and the payroll deductions and other permitted contributions credited to such Participant’s Account shall be returned to the Participant or, in the case of death, to the persons entitled thereto under Section 14, and such Participant’s option shall be automatically terminated. If such termination of employment or change in employment status occurs less than 30 days prior to the Purchase Date, the Participant’s accumulated payroll deductions and other permitted contributions shall remain in the Participant’s Account and shall be applied to purchase shares of Common Stock on the next Purchase Date.

11.       Interest. No interest shall accrue on the payroll deductions or other permitted contributions of a Participant in the Plan or on any other amount credited to a Participant’s Account.

12.       Stock.

12.1       The maximum number of shares of the Company’s Common Stock which shall be made available for sale under the Plan shall be 400,000 shares, subject to adjustment upon changes in capitalization of the Company as provided in Section 18. If on a given Purchase Date the number of shares of Common Stock eligible to be purchased exceeds the number of shares then available under the Plan, the Company shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.

12.2       The Participant shall have no interest or voting right in shares covered by his or her option until such shares of Common Stock have been purchased and are issued to the Participant.

12.3       Subject to Section 9, Common Stock to be delivered to a Participant under the Plan shall be registered in the name of the Participant.

13.       Administrative Body. The Plan shall be administered by the Committee. Subject to the terms of the Plan, the Committee shall have the power to construe the provisions of the Plan, to determine all questions arising hereunder, and to adopt and amend such rules and regulations for administering the Plan as the Committee deems desirable. The Committee may delegate to any committee, person (whether or not an employee of the Company or a Participating Subsidiary) or entity any of its responsibilities or duties hereunder.

14.       Payment Upon Participant’s Death. A Participant may designate a beneficiary who is to receive any shares of Common Stock, payroll deductions or other permitted contributions, if any, in the Participant’s Account in the event of such Participant’s death. Beneficiary designations shall be made in accordance with procedures prescribed by the Committee. If no properly designated beneficiary survives the Participant, the shares of Common Stock, payroll deductions and other permitted contributions, if any, shall be distributed to the Participant’s estate.

A-5

15.       Transferability. Neither payroll deductions or other permitted contributions credited to a Participant’s Account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 14 hereof) by the Participant. Any such attempt at assignment, transfer, pledge or other disposition shall be void ab initio and without effect.

16.       Use of Funds. All payroll deductions and other permitted contributions received or held by the Company under the Plan may be used by the Company for any corporate purpose to the extent permitted by applicable law, and the Company shall not be obligated to segregate such payroll deductions or contributions.

17.       Account Information. Individual Accounts shall be maintained for each Participant in the Plan. The Company shall make available to each Participant information relating to the activity of such Participant’s Account, including the amounts of payroll deductions or other permitted contributions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any, with respect to such Account.

18.       Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset Sale.

18.1       Changes in Capitalization. Subject to any required action by the stockholders of the Company, in connection with the occurrence of an Equity Restructuring, the Reserves, the number and type of securities subject to each outstanding option and the Purchase Price thereof shall be equitably adjusted. Such adjustment shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. “Equity Restructuring” means a non-reciprocal transaction (i.e. a transaction in which the Company does not receive consideration or other resources in respect of the transaction approximately equal to and in exchange for the consideration or resources the Company is relinquishing in such transaction) between the Company and its stockholders, such as a stock split, spin-off, rights offering, nonrecurring stock dividend or recapitalization through a large, nonrecurring cash dividend, that affects the shares of Common Stock (or other securities of the Company) or the share price of Common Stock (or other securities) and causes a change in the per share value of the Common Stock underlying outstanding options.

18.2       Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Committee.

18.3       Merger or Asset Sale. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option under the Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board or Committee determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten the Offering Period then in progress by setting a new Purchase Date (the “New Purchase Date”) or to cancel each outstanding option and refund all sums collected from Participants during the Offering Period then in progress. If the Board or Committee shortens the Offering Period then in progress in lieu of assumption or substitution in the event of a merger or sale of assets, the Company shall notify each Participant in writing, at least five (5) business days prior to the New Purchase Date, that the Purchase Date for such Participant’s option has been changed to the New Purchase Date and that such Participant’s option will be exercised automatically on the New Purchase Date, unless prior to such date such Participant has withdrawn from the Offering Period as provided in Section 10 hereof. For purposes of this Section, an option granted under the Plan shall be deemed to be assumed if, following the sale of assets or merger, the option confers the right to purchase, for each share of option stock subject to the option immediately prior to the sale of assets or merger, the consideration (whether stock, cash or other securities or property) received in the sale of assets or merger by holders of Common Stock for each share of Common Stock held on the effective date of the transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if such consideration received in the sale of assets or merger was not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Board or Committee may, with the consent of the successor corporation, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock in the sale of assets or merger.

A-6

19.       Amendment or Termination.

19.1       The Board or Committee may at any time and for any reason terminate or amend the Plan. Except as provided in Section 18, no amendment or termination may make any change in any option theretofore granted which adversely affects the rights of any Participant.

19.2       Without shareholder consent and without regard to whether any Participant’s rights may be considered to have been “adversely affected,” the Committee shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company’s processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each Participant properly correspond with amounts withheld from the Participant’s Compensation, and establish such other limitations or procedures as the Committee determines in its sole discretion advisable which are consistent with the Plan.

19.3       The Company shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Section 423 of the Code, or any successor rule or statute, or other applicable law, rule or regulation, including the requirements of any exchange or quotation system on which the Common Stock is listed or quoted. Such shareholder approval, if required, shall be obtained in such manner and to such a degree as is required by applicable law, rule or regulation.

20.       Notice of Disposition. Each Participant shall notify the Company in writing if the Participant disposes of any of the shares purchased in any Offering Period pursuant to this Plan if such disposition occurs within two (2) years from the Grant Date or within one (1) year from the Purchase Date on which such shares were purchased (the “Notice Period”). The Company may, at any time during the Notice Period, place a legend or legends on any certificate representing shares acquired pursuant to this Plan requesting the Company’s transfer agent to notify the Company of any transfer of the shares. The obligation of the Participant to provide such notice shall continue notwithstanding the placement of any such legend on the certificates.

21.       No Rights to Continued Employment. Neither this Plan nor the grant of any option hereunder shall confer any right on any Employee to remain in the employ of the Company or any Participating Subsidiary, or restrict the right of the Company or any Participating Subsidiary to terminate such Employee’s employment.

22.       Equal Rights And Privileges. All Employees who participate in an Offering Period shall have the same rights and privileges with respect to the offering under such Offering Period except for differences which may be mandated by local law and which are consistent with Section 423(b)(5) of the Plan; provided, however, that Employees participating in a subplan adopted pursuant to Section 27 which is not designed to qualify under Section 423 of the Code need not have the same rights and privileges as Employees participating in the Plan generally. The Board or the Committee may impose restrictions on eligibility and participation of Employees who are officers and directors to facilitate compliance with federal or state securities laws or foreign laws.

23.       Notices. All notices or other communications by a Participant to the Company under or in connection with this Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

24.       Conditions Upon Issuance of Shares of Common Stock. Common Stock shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. As a condition to the purchase of Common Stock, the Company may require the person purchasing such Common Stock to represent and warrant at the time of any such purchase that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

25.       Term of Plan. The Plan shall become effective as of May 6, 2021, subject to approval by the stockholders of the Company. It shall continue in effect until terminated pursuant to Section 19.

26.       Applicable Law. The Plan shall be governed by the substantive laws (excluding the conflict of laws rules) of the State of Delaware.

27.       Non-U.S. Participants. To the extent permitted under Section 423 of the Code, without the amendment of the Plan, the Company may provide for the participation in the Plan by Employees who are subject to the laws of foreign countries or jurisdictions on such terms and conditions different from those specified in the Plan as may in the judgment of the Company be necessary or desirable to foster and promote achievement of the purposes of the Plan and, in furtherance of such purposes the Company may make such modifications, amendments, procedures, subplans and the like as may be necessary or advisable to comply with provisions of laws of other countries or jurisdictions in which the Company or the Participating Subsidiaries operate or have employees. Each subplan shall constitute a separate “offering” under this Plan in accordance with Treas. Reg. §1.423-2(a), and may contain terms that do not satisfy the requirements of Section 423 of the Code.

A-7

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet – QUICK ★★★ EASY
IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

MISONIX, INC.

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on June 22, 2021.

INTERNET/MOBILE – www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

Please mark your votes like this **X**

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2, 3 AND 4.

1. Election of Directors
   (1) Patrick J. Beyer
   (2) Michael Koby
   (3) Paul LaViolette
   (4) Thomas M. Patton
   (5) Stavros Vizirgianakis

FOR all Nominees listed to the left	WITHHOLD AUTHORITY to vote (except as marked to the contrary for all nominees listed to the left)
☐	☐

(Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list above)

	FOR	AGAINST	ABSTAIN
2. Advisory vote on the approval of compensation of Misonix, Inc.'s named executive officers.	☐	☐	☐
3. Approval of the Misonix, Inc. Employee Stock Purchase Plan.	☐	☐	☐
4. Ratification of Deloitte & Touche LLP as Misonix, Inc.'s independent registered public accounting firm for the fiscal year ending June 30, 2021.	☐	☐	☐

CONTROL NUMBER

Signature____________________ **Signature, if held jointly**____________________ **Date**__________, **2021.**

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

MISONIX, INC.

The undersigned appoints Stavros G. Vizirgianakis and Joseph P. Dwyer, and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of MISONX, INC. held of record by the undersigned at the close of business on May 12, 2021 at the Annual Meeting of Shareholders of MISONIX, INC. to be held on June 23, 2021 or at any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING THE FIVE NOMINEES TO THE BOARD OF DIRECTORS AND IN FAVOR OF PROPOSAL 2, PROPOSAL 3 AND PROPOSAL 4, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

(Continued and to be marked, dated and signed, on the other side)